Exhibit 10.2

CREDIT AGREEMENT

DATED AS OF JULY 14, 2006

among

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

CENTRAL ILLINOIS LIGHT COMPANY

ILLINOIS POWER COMPANY

AMERENENERGY RESOURCES GENERATING COMPANY

CILCORP INC.,
as Borrowers

THE LENDERS FROM TIME TO TIME PARTIES HERETO

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

BARCLAYS BANK PLC,
as Syndication Agent

BNP PARIBAS,
THE BANK OF NEW YORK
and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Documentation Agents

_____________________________________________________
J. P. MORGAN SECURITIES INC.

and

BARCLAYS CAPITAL,
AS JOINT ARRANGERS AND BOOKRUNNERS

ARTICLE I	DEFINITIONS...	1

1.1.	Certain Defined Terms...	1
1.2.	Plural Forms...	21

ARTICLE II	THE CREDITS...	21

2.1.	Commitment...	21
2.2.	Required Payments; Termination...	21
2.3.	Loans...	22
2.4.	[omitted]...	22
2.5.	Swingline Loans...	22
2.6.	Letters of Credit...	23
2.7.	Types of Advances...	28
2.8.	Facility Fee; Letter of Credit Fees; Reductions in Aggregate Commitment and Borrower Sublimits...	28
2.9.	Minimum Amount of Each Advance...	29
2.10.	Optional Principal Payments...	30
2.11.	Method of Selecting Types and Interest Periods for New Revolving Advances..............................................................................................................................	30
2.12.	Conversion and Continuation of Outstanding Revolving Advances; No Conversion or Continuation of Revolving Eurodollar Advances After Default...	31
2.13.	Interest Rates, etc...	31
2.14.	Rates Applicable After Default...	32
2.15.	Funding of Loans; Method of Payment...................................................................................................................................................................................................	32
2.16.	Noteless Agreement; Evidence of Indebtedness....................................................................................................................................................................................	32
2.17.	Telephonic Notices...	33
2.18.	Interest Payment Dates; Interest and Fee Basis......................................................................................................................................................................................	33
2.19.	Notification of Advances, Interest Rates, Prepayments and Commitment Reductions; Availability of Loans............................................................................	34
2.20.	Lending Installations...	34
2.21.	Non Receipt of Funds by the Agent...	34
2.22.	Replacement of Lender........................................................................................................................................................................	34
2.23.	Extension of Illinois Utility Maturity Dates..............................................................................................................................................................................................	35

ARTICLE III	YIELD PROTECTION; TAXES...	36

3.1.	Yield Protection...	36
3.2.	Changes in Capital Adequacy Regulations..............................................................................................................................................................................................	37
3.3.	Availability of Types of Advances...	37
3.4.	Funding Indemnification...	37
3.5.	Taxes...	38
3.6.	Lender Statements; Survival of Indemnity...............................................................................................................................................................................................	40
3.7.	Alternative Lending Installation...	40
3.8.	Allocation of Amounts Payable Among Borrowers...............................................................................................................................................................................	40

i

ARTICLE IV	CONDITIONS PRECEDENT...	40

4.1.	Closing Date...	40
4.2.	Effectivness of Lender Obligations as to Resources and CILCORP........................................................................................................................................................	41
4.3	Accession Dates...	42
4.4	Each Credit Extension...	46

ARTICLE V	REPRESENTATIONS AND WARRANTIES...........................................................................................................................................................................................	46

5.1.	Existence and Standing...	47
5.2.	Authorization and Validity...	47
5.3.	No Conflict; Government Consent...	47
5.4.	Financial Statements...	47
5.5.	Material Adverse Change...	48
5.6.	Taxes..................................................................................................................................................................................................	48
5.7.	Litigation and Contingent Obligations...	48
5.8.	Subsidiaries...	48
5.9.	ERISA...	49
5.10.	Accuracy of Information...	49
5.11.	Regulation U...	49
5.12.	Material Agreements...	49
5.13.	Compliance With Laws...	49
5.14.	Ownership of Properties...	49
5.15.	Plan Assets; Prohibited Transactions...	50
5.16.	Environmental Matters...	50
5.17.	Investment Company Act...	50
5.18.	Regulatory Matters...	50
5.19.	Insurance...	51
5.20.	No Default or Unmatured Default...	51
5.21	Collateral Matters...	51

ARTICLE VI	COVENANTS...	57

6.1.	Financial Reporting...	57
6.2.	Use of Proceeds and Letters of Credit...	59
6.3.	Notice of Default...	59
6.4.	Conduct of Business...	59
6.5.	Taxes...	59
6.6.	Insurance...	59
6.7.	Compliance with Laws; Federal Energy Regulatory Commission and Illinois Commerce Commission Authorization.............................................................................................................................................................................................	59
6.8.	Maintenance of Properties...	60
6.9.	Inspection; Keeping of Books and Records................................................................................................................................................................................................	60
6.10.	Merger................................................................................................................................................................................................	60
6.11.	Dispositions of Assets...	60
6.12.	Indebtedness of Project Finance Subsidiaries, Investments in Project Finance Subsidiaries and Other Investments; Acquisitions.....................................................................................................................................................................	62
6.13.	Liens...	63

6.14.	Affiliates...	66
6.15.	Financial Contracts...	67
6.16.	Subsidiary Covenants...	67
6.17.	Leverage Ratio...	67
6.18	Further Assurances...	67
6.19	Other Indebtedness under Collateral Documents.....................................................................................................................................................................................	69
6.20	Amendments of Collateral Documents...	69
6.21	Restricted Payments...	70
6.22	CILCO Preferred Stock...	71

ARTICLE VII	DEFAULTS...	71

ARTICLE VIII	ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES..................................................................................................................................................	75

8.1.	Acceleration...	75
8.2.	Amendments...	75
8.3.	Preservation of Rights...	76
8.4	Release of Liens...	77

ARTICLE IX	GENERAL PROVISIONS...	77

9.1.	Survival of Representations...	77
9.2.	Governmental Regulation...	77
9.3.	Headings...	77
9.4.	Entire Agreement...	77
9.5.	Several Obligations; Benefits of this Agreement......................................................................................................................................................................................	78
9.6.	Expenses; Indemnification...	78
9.7.	Numbers of Documents...	79
9.8.	Accounting...	79
9.9.	Severability of Provisions...	80
9.10.	Nonliability...	80
9.11.	Confidentiality...	80
9.12.	Lenders Not Utilizing Plan Assets...	81
9.13.	Nonreliance...	81
9.14.	Disclosure...	81
9.15.	USA Patriot Act...	81

ARTICLE X	THE AGENT...	81

10.1.	Appointment; Nature of Relationship...	81
10.2.	Powers...	82
10.3.	General Immunity...	82
10.4.	No Responsibility for Loans, Recitals, etc..................................................................................................................................................................................................	82
10.5.	Action on Instructions of Lenders...	82
10.6.	Employment of Agents and Counsel...	83
10.7.	Reliance on Documents; Counsel...	83
10.8.	Agent’s Reimbursement and Indemnification............................................................................................................................................................................................	83
10.9.	Notice of Default...	84
10.10.	Rights as a Lender...	84

10.11.	Independent Credit Decision...	84
10.12.	Successor Agent...	84
10.13.	Agent and Arranger Fees...	85
10.14.	Delegation to Affiliates...	85
10.15.	Syndication Agent and Documentation Agents.......................................................................................................................................................................................	85

ARTICLE XI	SETOFF; RATABLE PAYMENTS...	85

11.1.	Setoff...	85
11.2.	Ratable Payments...	86

ARTICLE XII	BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................................................................................................................................................	86

12.1.	Successors and Assigns; Designated Lenders........................................................................................................................................................................................	86
12.2.	Participations...	88
12.3.	Assignments...	89
12.4.	Dissemination of Information...	91
12.5.	Tax Certifications...	91

ARTICLE XIII	NOTICES...	91

13.1.	Notices...	91
13.2.	Change of Address...	92

ARTICLE XIV	COUNTERPARTS...	92

ARTICLE XV	CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL...	92

SCHEDULES

Commitment Schedule
LC Commitment Schedule
Pricing Schedule
Schedule 1	-	Subsidiaries
Schedule 2	-	Liens
Schedule 3	-	Restrictive Agreements
Schedule 4	-	Regulatory Authorizations
EXHIBITS
Exhibit A.1	-	Form of Opinion of Counsel for Resources and CILCORP
Exhibit A.2	-	Form of Opinion of Illinois Counsel for Resources and CILCORP
Exhibit A.3	-	Form of Opinion of Illinois Counsel for Illinois Utilities -- Closing Date
Exhibit A.4	-	Form of Opinion of Counsel for Illinois Utilities -- Accession Date
Exhibit A.5	-	Form of Opinion of Illinois Counsel for Illinois Utilities -- Accession
Exhibit B	-	Form of Compliance Certificate
Exhibit C	-	Form of Assignment and Assumption Agreement
Exhibit D.1	-	Form of Loan/Credit Related Money Transfer Instruction -- CIPS
Exhibit D.2	-	Form of Loan/Credit Related Money Transfer Instruction -- CILCO
Exhibit D.3	-	Form of Loan/Credit Related Money Transfer Instruction -- IP
Exhibit D.4	-	Form of Loan/Credit Related Money Transfer Instruction -- Resources
Exhibit D.5	-	Form of Loan/Credit Related Money Transfer Instruction -- CILCORP
Exhibit E	-	Form of Promissory Note (if requested)
Exhibit F	-	Form of Designation Agreement
Exhibit G	-	Subordination Terms
Exhibit H	-	Form of CILCORP Pledge Agreement Supplement
Exhibit I	-	Form of Amended Multi-Borrower Credit Agreement
Exhibit J-1	-	Form of CILCO Bond Delivery Agreement
Exhibit J-2	-	Form of CIPS Bond Delivery Agreement
Exhibit J-3	-	Form of IP Bond Delivery Agreement
Exhibit K-1	-	Form of CILCO Supplemental Indenture
Exhibit K-2	-	Form of CIPS Supplemental Indenture
Exhibit K-3	-	Form of IP Supplemental Indenture
Exhibit L-1	-	Form of Resources Collateral Agency Agreement
Exhibit L-2	-	Form of Resources Mortgage -- E.D. Edwards plant in Bartonville, Illinois
Exhibit L-3	-	Form of Resources Mortgage -- Duck Creek plant in Canton, Illinois

CREDIT AGREEMENT

This Credit Agreement, dated as of July 14, 2006, is entered into by and among Central Illinois Public Service Company d/b/a AmerenCIPS, an Illinois corporation, Central Illinois Light Company d/b/a AmerenCILCO, an Illinois corporation, Illinois Power Company d/b/a AmerenIP, an Illinois corporation, AmerenEnergy Resources Generating Company, an Illinois corporation, CILCORP Inc., an Illinois corporation, the Lenders and JPMorgan Chase Bank, N.A., as Agent. The obligations of the Borrowers under this Agreement will be several and not joint, and the obligations of a Borrower will not be guaranteed by the Company or any other subsidiary of the Company (including, without limitation, any other Borrower). The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1.  Certain Defined Terms. As used in this Agreement:

“Accession Date” means, with respect to each Illinois Utility, the date on which all the conditions set forth in Section 4.3 shall have been satisfied (or waived in accordance with Section 8.2) with respect to such Illinois Utility.

“Accounting Changes” is defined in Section 9.8 hereof.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the Closing Date, by which a Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding ownership interests of a partnership or limited liability company of any Person.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Agent.

“Advance” means (a) Revolving Loans (i) made by the Lenders on the same Borrowing Date or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Revolving Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period, or (b) a Swingline Loan.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise.

“Agent” means JPMCB, not in its individual capacity as a Lender, but in its capacity as contractual representative of the Lenders pursuant to Article X, and any successor Agent appointed pursuant to Article X.

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The initial Aggregate Commitment is Five Hundred Million Dollars ($500,000,000.00).

“Aggregate Revolving Credit Exposure” means, at any time, the aggregate of the Revolving Credit Exposures of all the Lenders.

“Agreement” means this Credit Agreement, as it may be amended, restated, supplemented or otherwise modified and as in effect from time to time.

“Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4; provided, however, that except as provided in Section 9.8, with respect to the calculation of the financial ratio set forth in Section 6.17 (and the defined terms used in such Section), “Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States as of the Closing Date, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4 hereof.

“Alternate Base Rate” means, for any day, a fluctuating rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of (a) the Federal Funds Effective Rate for such day and (b) one-half of one percent (0.5%) per annum.

“Amended Multi-Borrower Credit Agreement” means the amendment and restatement of the Multi-Borrower Credit Agreement substantially in the form of Exhibit I.

“Applicable Fee Rate” means (a) with respect to the Facility Fee applicable to any Borrower at any time, the percentage rate per annum which is applicable to such fee at such time with respect to such Borrower as set forth in the Pricing Schedule and (b) with respect to the LC Participation Fee applicable to any Borrower at any time, the percentage rate per annum which is applicable to such fee at such time with respect to such Borrower as set forth in the Pricing Schedule.

“Applicable Margin” means, with respect to any Borrower, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type to such Borrower, as set forth in the Pricing Schedule.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means J.P. Morgan Securities Inc. and Barclays Capital and their respective successors, in their respective capacities as Joint Arrangers and Bookrunners.

“Article” means an article of this Agreement unless another document is specifically referenced.

“Assignment Agreement” is defined in Section 12.3.1.

“Authorized Officer” of any Borrower means any of the chief executive officer, president, chief operating officer, chief financial officer, treasurer or vice president of such Borrower, acting singly.

“Availability Termination Date” means, as to any Borrower, the earlier of (a) the Maturity Date for such Borrower, (b) the reduction of the Borrower Sublimit of such Borrower to zero pursuant to Section 2.8 or termination of the obligation to make Loans to, or issue Letters of Credit for, such Borrower pursuant to Section 8.1 and (c) the date of termination in whole of the Aggregate Commitment and the Commitments pursuant to Section 2.8 or Section 8.1 hereof.

“Available Aggregate Commitment” means, at any time, the Aggregate Commitment then in effect minus the Aggregate Revolving Credit Exposure at such time.

“Barclays Bank” means Barclays Bank PLC, in its individual capacity, and its successors.

“Borrower Credit Exposure” means, with respect to any Borrower at any time, the aggregate amount of (i) all Revolving Loans made to such Borrower and outstanding at such time, (ii) that portion of the LC Exposure at such time attributable to Letters of Credit issued for the account of such Borrower and (iii) that portion of the Swingline Exposure at such time attributable to Swingline Loans made to such Borrower.

“Borrower Maturity Date Extension Request” is defined in Section 2.23.

“Borrower Sublimit” means (a) as to CIPS, $135,000,000, (b) as to each of CILCO and IP, $150,000,000, (c) as to Resources, $200,000,000 and (d) as to CILCORP, $50,000,000 or, in the case of any Borrower, any lesser amount to which the Borrower Sublimit of such Borrower shall have been reduced pursuant to Section 2.8.

“Borrower Swingline Sublimit” means (a) as to CIPS, $75,000,000, (b) as to each of CILCO, IP and Resources, $100,000,000, and (c) as to CILCORP, $25,000,000 or, in the case of any Borrower, any lesser amount to which the Borrower Sublimit of such Borrower shall have been reduced pursuant to Section 2.8.

“Borrowers” means, at any time, Resources, CILCORP and each of the Illinois Utilities for which the Accession Date has occurred on or prior to such time; provided that from and after such time as the Credit Exposure of Resources, CILCORP or any Illinois Utility has been reduced to zero and its Borrower Sublimit has been reduced to zero, such entity shall no longer be a “Borrower” for any and all purposes of this Agreement and shall no longer be subject to the provisions of Article VI and VII of this Agreement (except to the extent that such provisions may be applicable to such entity as a “Subsidiary” of a “Borrower”). If an Illinois Utility shall not have become a Borrower on or prior to the first anniversary of the Closing Date, such Illinois Borrower shall not thereafter become a Borrower.

“Borrowing Date” means a date on which an Advance is made hereunder.

“Borrowing Notice” is defined in Section 2.11.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

“Capitalized Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

“Change in Control” means, in respect of any Borrower, (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; (ii) the Company shall cease to own, directly or indirectly and free and clear of all Liens or other encumbrances (except for such Liens or other encumbrances permitted by Section 6.13), 100% of the outstanding shares of the ordinary voting power represented by the issued and outstanding common stock of such Borrower on a fully diluted basis; (iii) in the case of CILCORP, CILCORP shall cease to own, directly or indirectly and free and clear of all Liens or other encumbrances (except for such Liens or other encumbrances permitted by Section 6.13), 100% of the outstanding shares of the ordinary voting power represented by the issued and outstanding common stock of either Resources or CILCO on a fully diluted basis; or (iv) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company or a committee or subcommittee thereof to which such power was delegated nor (ii) appointed by directors so nominated; provided that any individual who is so nominated in connection with a merger, consolidation, acquisition or similar transaction shall be included in such majority unless such individual was a member of the Company’s board of directors prior thereto.

“CILCO” means Central Illinois Light Company d/b/a AmerenCILCO, an Illinois corporation and a Subsidiary of the Company.

“CILCO Bond Delivery Agreement” means an agreement substantially in the form of Exhibit J-1 whereby the Agent (i) acknowledges delivery of the CILCO Credit Agreement Bond and (ii) agrees to hold the CILCO Credit Agreement Bond for the benefit of the Lenders and to distribute all payments made by CILCO on account thereof to the Lenders.

“CILCO Collateral Documents” means the CILCO Bond Delivery Agreement, the CILCO Indenture, the CILCO Credit Agreement Bond, the CILCO Supplemental Indenture and each other agreement, instrument or document executed and delivered pursuant to Section 6.18.1 to secure any of the Obligations of CILCO.

"CILCO Credit Agreement Bond" means, collectively, one or more First Mortgage Bonds substantially in the form set forth in the CILCO Supplemental Indenture issued by CILCO to the Agent pursuant to the CILCO Indenture in the aggregate principal amount from time to time equal to the Borrower Sublimit applicable to CILCO.

“CILCO Indenture” means the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933, as supplemented by the CILCO Supplemental Indenture and as heretofore or from time to time hereafter supplemented and amended in compliance herewith, between CILCO and the CILCO Trustee.

“CILCO Supplemental Indenture" means the Supplemental Indenture substantially in the form of Exhibit K-1, supplementing the CILCO Indenture to provide for the creation and issuance of the CILCO Credit Agreement Bond.

“CILCO Trustee" means Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, and any other successors thereto, as trustee under the CILCO Indenture.

“CILCORP” means CILCORP Inc., an Illinois corporation, the parent company of CILCO.

“CILCORP Collateral Documents” means the CILCORP Pledge Agreement, the CILCORP Pledge Agreement Supplement and each other agreement, instrument or document executed and delivered pursuant to Section 6.18.5 to secure any of the Obligations of CILCORP.

“CILCORP Pledge Agreement” means the Pledge Agreement dated as of October 18, 1999 (as supplemented by the CILCORP Pledge Agreement Supplement and as the same has been and may hereafter be supplemented by any other pledge agreement supplement or otherwise amended or modified in compliance herewith), made by CILCORP in favor of The Bank of New York, as collateral agent thereunder, for the benefit of the collateral agent and secured parties thereunder.

“CILCORP Pledge Agreement Supplement” means the Pledge Agreement Supplement, substantially in the form of Exhibit H, made by CILCORP in favor of The Bank of New York, as collateral agent under the CILCORP Pledge Agreement, to secure the Obligations of CILCORP under the CILCORP Pledge Agreement.

“CIPS” means Central Illinois Public Service Company d/b/a AmerenCIPS, an Illinois corporation and a Subsidiary of the Company.

“CIPS Bond Delivery Agreement” means an agreement substantially in the form of Exhibit J-2 whereby the Agent (i) acknowledges delivery of the CIPS Credit Agreement Bond and (ii) agrees to hold the CIPS Credit Agreement Bond for the benefit of the Lenders and to distribute all payments made by CIPS on account thereof to the Lenders.

“CIPS Collateral Documents” means the CIPS Bond Delivery Agreement, the CIPS Indenture, the CIPS Credit Agreement Bond, the CIPS Supplemental Indenture and each other agreement, instrument or document executed and delivered pursuant to Section 6.18.2 to secure any of the Obligations of CIPS.

“CIPS Credit Agreement Bond” means, collectively, one or more First Mortgage Bonds substantially in the form set forth in the CIPS Supplemental Indenture issued by CIPS to the Agent pursuant to the CIPS Indenture in the aggregate principal amount from time to time equal to the Borrower Sublimit applicable to CIPS.

“CIPS Indenture” means the Indenture dated October 1, 1941, as supplemented by the CIPS Supplemental Indenture and as heretofore or from time to time hereafter supplemented and amended in compliance herewith, between CIPS and the CIPS Trustees.

“CIPS Supplemental Indenture" means the Supplemental Indenture substantially in the form of Exhibit K-2, supplementing the CIPS Indenture to provide for the creation and issuance of the CIPS Credit Agreement Bond.

“CIPS Trustees" means U.S. Bank National Association and Patrick J. Crowley, as Trustees, and any other successors thereto, as trustees under the CIPS Indenture.

“Closing Date” means July 14, 2006.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any rule or regulation issued thereunder.

“Collateral Documents” means the CILCO Collateral Documents, the CIPS Collateral Documents, the IP Collateral Documents, the Resources Collateral Documents and the CILCORP Collateral Documents.

“Commitment” means, for each Lender, the amount set forth on the Commitment Schedule or in an Assignment Agreement executed pursuant to Section 12.3 opposite such Lender’s name, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.

“Commitment Schedule” means the Schedule identifying each Lender’s Commitment as of the Closing Date attached hereto and identified as such.

“Commitment Termination Date” means January 14, 2010.

“Committed Credit Exposure” means, as to any Lender at any time, the aggregate principal amount of its (i) Revolving Loans, (ii) LC Exposure and (iii) Swingline Exposure outstanding at such time.

“Commonly Controlled Entity” means any trade or business, whether or not incorporated, which is under common control with a Borrower or any Subsidiary within the meaning of Section 4001 of ERISA or that, together with such Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“Company” means Ameren Corporation, a Missouri corporation.

“Consolidated Indebtedness” of a Person means at any time the Indebtedness of such Person and its Subsidiaries which would be consolidated in the consolidated financial statements of such Person under Agreement Accounting Principles calculated on a consolidated basis as of such time; provided, however, that Consolidated Indebtedness shall exclude any Indebtedness incurred as part of any Permitted Securitization.

“Consolidated Net Worth” of a Person means at any time the consolidated stockholders’ equity and preferred stock of such Person and its subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles.

“Consolidated Tangible Assets” means, as to any Borrower, the total amount of all assets of such Borrower and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles, minus, to the extent included in the total amount of such Borrower’s and its consolidated Subsidiaries’ total assets, the net book value of all (i) goodwill, including, without limitation, the excess cost over book value of any asset, (ii) organization or experimental expenses, (iii) unamortized debt discount and expense, (iv) patents, trademarks, tradenames and copyrights, (v) treasury stock, (vi) franchises, licenses and permits, and (vii) other assets which are deemed intangible assets under Agreement Accounting Principles.

“Consolidated Total Capitalization” means, as to any Borrower at any time, the sum of Consolidated Indebtedness of such Borrower and Consolidated Net Worth of such Borrower, each calculated at such time.

“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

“Contribution Percentage” means, from time to time with respect to each Illinois Utility and each Borrower, (a) in the case of CIPS, 19.7%, (b) in the case of CILCO, 21.9%, (c) in the case of IP, 21.9%, (d) in the case of Resources, 29.2%, and (e) in the case of CILCORP, 7.3%;

provided that, if the Aggregate Commitment has been terminated as of the date of such determination, the Contribution Percentage shall be determined as of the date immediately preceding the termination of the Aggregate Commitment, and provided further that (i) if an Illinois Utility has not become a Borrower on or before the first anniversary of the Closing Date or (ii) if after being a “Borrower” hereunder any Borrower shall cease to be a “Borrower” under this Agreement, the Contribution Percentage of such entity shall be allocated ratably to each remaining Borrower or Illinois Utility in proportion to the Contribution Percentages of such remaining Borrowers and Illinois Utilities. The Contribution Percentage with respect to any amount shall be determined as of the time such amount becomes due.

“Conversion/Continuation Notice” is defined in Section 2.12.

“Credit Extension” means the making of an Advance or the issuance of a Letter of Credit hereunder.

“Credit Extension Date” means the Borrowing Date for an Advance or the date of issuance of a Letter of Credit.

“Default” means an event described in Article VII.

“Designated Lender” means, with respect to each Designating Lender, each Eligible Designee designated by such Designating Lender pursuant to Section 12.1.2.

“Designating Lender” means, with respect to each Designated Lender, the Lender that designated such Designated Lender pursuant to Section 12.1.2.

“Designation Agreement” is defined in Section 12.1.2.

“Disclosed Matters” means the events, actions, suits and proceedings and the environmental matters disclosed in the Exchange Act Documents.

“Documentation Agents” means BNP Paribas, The Bank of New York and Wachovia Bank, National Association.

“Dollar” and “$” means the lawful currency of the United States of America.

“Eligible Designee” means a special purpose corporation, partnership, trust, limited partnership or limited liability company that is administered by the respective Designating Lender or an Affiliate of such Designating Lender and (i) is organized under the laws of the United States of America or any state thereof, (ii) is engaged primarily in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Event” means, as to any Borrower, (a) any Reportable Event with respect to such Borrower or any Commonly Controlled Entity of such Borrower; (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA) whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by such Borrower or any Commonly Controlled Entity of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by such Borrower or any Commonly Controlled Entity from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by such Borrower or any Commonly Controlled Entity of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by such Borrower or any Commonly Controlled Entity of any notice, or the receipt by any Multiemployer Plan from such Borrower or any Commonly Controlled Entity of any notice, concerning the imposition of “withdrawal liability” (as defined in Part I of Subtitle E of Title IV of ERISA) or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Eurodollar Advance” means an Advance which, except as otherwise provided in Section 2.14, bears interest at the applicable Eurodollar Rate.

“Eurodollar Base Rate” means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers’ Association LIBOR rate for deposits in Dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers’ Association LIBOR rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which JPMCB or one of its affiliate banks offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of JPMCB’s relevant Eurodollar Loan and having a maturity equal to such Interest Period.

“Eurodollar Loan” means a Loan which, except as otherwise provided in Section 2.14, bears interest at the applicable Eurodollar Rate.

“Eurodollar Rate” means, with respect to a Eurodollar Advance to any Borrower for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal)

applicable to such Interest Period, plus (ii) the then Applicable Margin applicable to such Borrower, changing as and when the Applicable Margin changes.

“Exchange Act Documents” means (a) the Annual Report of each of the Company, the Illinois Utilities and CILCORP to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2005, (b) the Quarterly Reports of each of the Company, the Illinois Utilities and CILCORP to the Securities and Exchange Commission on Form 10-Q for the fiscal quarter ended March 31, 2006, and (c) all Current Reports of each of the Company, the Illinois Utilities and CILCORP to the Securities and Exchange Commission on Form 8-K from January 1, 2006, to July 13, 2006.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Installation and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Agent is incorporated or organized or any political combination or subdivision or taxing authority thereof or (ii) the jurisdiction in which the Agent’s or such Lender’s principal executive office or such Lender’s applicable Lending Installation is located.

“Exhibit” refers to an exhibit to this Agreement, unless another document is specifically referenced.

“Existing Amended Five-Year Credit Agreement” means the Amended and Restated Five-Year Revolving Credit Agreement dated as of July 14, 2005, among the Company, the lenders from time to time party thereto and JPMCB, as administrative agent.

“Facility Fee” is defined in Section 2.8.1.

“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. (New York time) on such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent in its sole discretion.

“FERC” means the Federal Energy Regulatory Commission.

“FERC Limit” means, as to each Borrower, the amount set forth below opposite the name of such Borrower:

Borrower	FERC Limit
CIPS	$ 250,000,000
CILCO	$ 250,000,000

“First Mortgage Bonds” means bonds or other indebtedness issued by CIPS, CILCO or IP, as applicable, pursuant to the CILCO Indenture, the CIPS Indenture or the IP Indenture, respectively.

“Floating Rate” means, for any day, with respect to a Borrower, a rate per annum equal to the sum of (i) the Alternate Base Rate for such day, changing when and as the Alternate Base Rate changes, plus (ii) the then Applicable Margin applicable to such Borrower, changing as and when the Applicable Margin changes.

“Floating Rate Advance” means an Advance which, except as otherwise provided in Section 2.14, bears interest at the Floating Rate.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Illinois Utility” means each of IP, CIPS and CILCO.

“Inactive Subsidiary” means any Subsidiary of a Borrower that (a) does not conduct any business operations, (b) has assets with a total book value not in excess of $1,000,000 and (c) does not have any Indebtedness outstanding.

“Indebtedness” of a Person means, at any time, without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than current accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, bonds, debentures, acceptances, or other instruments, (v) obligations to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi)  Capitalized Lease Obligations, (vii) Contingent Obligations of such Person, (viii) reimbursement obligations under letters of credit, bankers acceptances, surety bonds and similar instruments issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable, (ix) Off-Balance Sheet Liabilities, (x) obligations under Sale and Leaseback Transactions, (xi)  Net Mark-to-Market Exposure under Rate Management Transactions and (xii) any other obligation for borrowed money which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.

“Interest Period” means, with respect to a Eurodollar Advance, a period of one, two, three or six months, commencing on the date of such Advance and ending on but excluding the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that (i) if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month, (ii) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such

Interest Period shall end on the immediately preceding Business Day and (iii) no Interest Period in respect of an Advance to any Borrower may end after the Availability Termination Date for such Borrower. For purposes hereof, the date of an Advance initially shall be the date on which such Advance is made and, in the case of an Advance comprising Revolving Loans, thereafter shall be the effective date of the most recent conversion or continuation of such Loans.

“Investment” of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificates of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

“IP” means Illinois Power Company d/b/a AmerenIP, an Illinois corporation and a Subsidiary of the Company.

“IP Bond Delivery Agreement” means an agreement substantially in the form of Exhibit J-3 whereby the Agent (i) acknowledges delivery of the IP Credit Agreement Bond and (ii) agrees to hold the IP Credit Agreement Bond for the benefit of the Lenders and to distribute all payments made by IP on account thereof to the Lenders.

“IP Collateral Documents” means the IP Bond Delivery Agreement, the IP Indenture, the IP Credit Agreement Bond, the IP Supplemental Indenture and each other agreement, instrument or document executed and delivered pursuant to Section 6.18.3 to secure any of the Obligations of IP.

"IP Credit Agreement Bond" means, collectively, one or more First Mortgage Bonds substantially in the form set forth in the IP Supplemental Indenture issued by IP to the Agent pursuant to the IP Indenture in the aggregate principal amount from time to time equal to the Borrower Sublimit applicable to IP.

“IP Indenture” means the General Mortgage Indenture and Deed of Trust dated as of November 1, 1992, as supplemented by the IP Supplemental Indenture and as heretofore or from time to time hereafter supplemented and amended in compliance herewith between IP and the IP Trustee.

“IP Supplemental Indenture" means the Supplemental Indenture substantially in the form of Exhibit K-3, supplementing the IP Indenture to provide for the creation and issuance of the IP Credit Agreement Bond.

“IP Trustee" means BNY Midwest Trust Company as successor to Harris Trust and Savings Bank, as Trustee, and any other successors thereto, as trustee under the IP Indenture.

“Issuing Bank” means, at any time, JPMCB, Barclays Bank and each other person that shall have become an Issuing Bank hereunder as provided in Section 2.6(j), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Issuing Bank Agreement” shall have the meaning assigned to such term in Section 2.6(j).

“JPMCB” means JPMorgan Chase Bank, N.A.

“LC Commitment” means, as to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.6. The initial amount of each Issuing Bank’s LC Commitment is set forth on the LC Commitment Schedule, or in the case of any additional Issuing Bank, as provided in Section 2.6(j).

“LC Commitment Schedule” means the Schedule identifying each Issuing Bank’s LC Commitment as of the Closing Date attached hereto and identified as such.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the applicable Borrowers at such time. The LC Exposure of any Lender at any time shall be its Pro Rata Share of the total LC Exposure at such time.

“LC Participation Fee” is defined in Section 2.8.2.

“Lenders” means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns. Unless the context requires otherwise, the term “Lenders” includes the Swingline Lender.

“Lending Installation” means, with respect to a Lender or the Agent, the office, branch, subsidiary or affiliate of such Lender or the Agent listed on the signature pages hereof or on the administrative information sheets provided to the Agent in connection herewith or on a Schedule or otherwise selected by such Lender or the Agent pursuant to Section 2.20.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement or transferred to this Agreement in accordance with Section 2.6(a) on the Accession Date of any Illinois Utility.

“Leveraged Lease Sales” means sales by the Company or any Subsidiary of investments, in existence on the date hereof, in assets leased to an unaffiliated lessee under leveraged lease arrangements in existence on the date hereof, including any transactions between and among the Company and/or Subsidiaries that are necessary to effect the sale of such investments to a Person other than the Company or any of its Subsidiaries.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, and, in the case of stock, stockholders agreements, voting trust agreements and all similar arrangements).

“Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

“Loan Documents” means this Agreement, the Collateral Documents and all other documents, instruments, notes (including any Notes issued pursuant to Section 2.16 (if requested)) and agreements executed in connection herewith or therewith or contemplated hereby or thereby, as the same may be amended, restated or otherwise modified and in effect from time to time.

“Material Adverse Effect” means, with respect to any Borrower, a material adverse effect on (i) the business, Property, condition (financial or otherwise), operations or results of operations or prospects of such Borrower, or such Borrower and its Subsidiaries taken as a whole, (ii) the ability of such Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents against such Borrower or the rights or remedies of the Agent or the Lenders thereunder.

“Material Indebtedness” means any Indebtedness (other than any Indebtedness incurred as part of any Permitted Securitization) in an outstanding principal amount of $25,000,000 or more in the aggregate (or the equivalent thereof in any currency other than Dollars).

“Material Indebtedness Agreement” means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

“Maturity Date” means in the case of (a) Resources and CILCORP, the Commitment Termination Date, and (b) in the case of each Illinois Utility, July 13, 2007, or any date to which such Illinois Utility’s Maturity Date shall have been extended as provided in Section 2.23.

“Money Pool Agreements” means, collectively, (i) that certain Ameren Corporation System Utility Money Pool Agreement, dated as of March 25, 1999, by and among the Company, Ameren Services Company, Union Electric, CIPS, CILCO, IP and Resources, as amended from time to time (including, without limitation, the addition of any of their Affiliates as parties thereto), and (ii) that certain Ameren Corporation System Non-Regulated Subsidiary Money Pool Agreement, dated as of February 27, 2003, by and among the Company, Ameren Services Company, Ameren Energy Generating Company and certain Subsidiaries of the Company excluding Union Electric, CIPS, CILCO and IP, as amended from time to time (including, without limitation, the addition of any of their Affiliates, other than Union Electric, CIPS, CILCO and IP, as parties thereto).

“Moody’s” means Moody’s Investors Service, Inc.

“Multi-Borrower Credit Agreement” means the Amended and Restated Five-Year Revolving Credit Agreement dated as of July 14, 2005, among the Company, certain Subsidiaries of the Company, the lenders from time to time party thereto and JPMCB, as administrative agent.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

“Non-U.S. Lender” is defined in Section 3.5(iv).

“Note” is defined in Section 2.16.

“Obligations” means, with respect to any Illinois Utility or Borrower, all Loans, reimbursement obligations in respect of LC Disbursements, advances, debts, liabilities, obligations, covenants and duties owing by such Illinois Utility or Borrower to the Agent, any Issuing Bank, any Lender, the Arrangers, any affiliate of the Agent, any Issuing Bank, any Lender or the Arrangers, or any indemnitee under the provisions of Section 9.6 or any other provisions of the Loan Documents, in each case of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, foreign exchange risk, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys’ fees and disbursements, paralegals’ fees (in each case whether or not allowed), and any other sum chargeable to such Illinois Utility or Borrower under this Agreement or any other Loan Document.

“Off-Balance Sheet Liability” of a Person means the principal component of (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called “synthetic lease” or “tax ownership operating lease” transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person, but excluding from this clause (iv) Operating Leases.

“Operating Lease” of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

“Other Taxes” is defined in Section 3.5(ii).

“Participants” is defined in Section 12.2.1.

“Payment Date” means the last day of each March, June, September and December and the Commitment Termination Date.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Securitization” means any sale, grant and/or contribution, or series of related sales, grants and/or contributions, by an Illinois Utility or any Subsidiary of such Illinois Utility of Receivables to a trust, corporation or other entity, where the purchase of such Receivables is funded or exchanged in whole or in part by the incurrence or issuance by the purchaser, grantee or any successor entity of Indebtedness or securities that are paid from, or that represent interests in, the cash flow derived primarily from such Receivables (provided, however, that “Indebtedness” as used in this definition shall not include Indebtedness incurred by an SPC owed to the Illinois Utility or to a Subsidiary of such Illinois Utility which Indebtedness represents all or a portion of the purchase price or other consideration paid by the SPC for such receivables or interest therein), where (a) any recourse, repurchase, hold harmless, indemnity or similar obligations of such Illinois Utility or any Subsidiary (other than any SPC that is a party to such transaction) of such Illinois Utility in respect of Receivables sold, granted or contributed, or payments made in respect thereof, are customary for transactions of this type, and do not prevent the characterization of the transaction as a true sale under applicable laws (including debtor relief laws), (b) any recourse, repurchase, hold harmless, indemnity or similar obligations of any SPC in respect of Receivables sold, granted or contributed or payments made in respect thereof, are customary for transactions of this type and (c) such securitization transaction is authorized by an order of the Illinois Commerce Commission pursuant to state legislation specifically authorizing such securitizations.

“Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” means at a particular time, any employee benefit plan (other than a Multiemployer Plan) which is covered by ERISA or Section 412 of the Code and in respect of which a Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Pricing Schedule” means the Schedule identifying the Applicable Margin and Applicable Fee Rate attached hereto and identified as such.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by JPMCB (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Pro Rata Share” means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) and the denominator of which is the Aggregate Commitment at such time, or, if the Aggregate Commitment has been terminated, a fraction the numerator of which is such Lender’s Revolving Credit Exposure at such time and the denominator of which is the Aggregate Revolving Credit Exposure at such time (and if there shall be no Revolving Credit Exposures at such time, the Lenders’ Pro Rata Shares shall be determined on the basis of the Revolving Credit Exposures then most recently in effect).

“Project Finance Subsidiary” means any Subsidiary created for the purpose of obtaining non-recourse financing for any operating asset that is the sole and direct obligor of Indebtedness incurred in connection with such financing. A Subsidiary shall be deemed to be a Project Finance Subsidiary only from and after the date on which such Subsidiary is expressly designated as a Project Finance Subsidiary to the Agent by written notice executed by an Authorized Officer; provided that in no event shall any Borrower be designated or deemed a Project Finance Subsidiary.

“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Purchasers” is defined in Section 12.3.1.

“Rate Management Transaction” means any transaction linked to one or more interest rates, foreign currencies, or equity prices (including an agreement with respect thereto) now existing or hereafter entered by a Borrower or a Subsidiary (other than a Project Finance Subsidiary) which is a rate swap, basis swap, forward rate transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof.

"Receivables" shall mean any accounts receivable, payment intangibles, notes receivable, right to receive future payments and related rights of an Illinois Utility or any Subsidiary of such Illinois Utility in respect of the recovery of deferred power supply costs and/or other costs through charges applied and invoiced to customers of such Illinois Utility or such Subsidiary, as authorized by an order of a public utilities commission pursuant to state legislation specifically authorizing the securitization thereof, or any interests therein.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued under Section 4043 of ERISA, other than those events as to which the thirty day notice period is waived under Sections .21, .22, .23, .26, .27 or .28 of PBGC Reg. § 4043.

“Required Lenders” means Lenders in the aggregate having greater than fifty percent (50%) of the Aggregate Commitment; provided that for purposes of declaring the Loans to be due and payable pursuant to Article VIII and for all purposes after the Loans have become due and payable pursuant to Article VIII and the Aggregate Commitment has been terminated, “Required Lenders” shall mean Lenders in the aggregate holding greater than fifty percent (50%) of the Aggregate Revolving Credit Exposure.

“Reserve Requirement” means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on “Eurocurrency liabilities” (as defined in Regulation D).

“Resources” means AmerenEnergy Resources Generating Company, an Illinois corporation and a Subsidiary of the Company.

“Resources Collateral Documents” means the Resources Collateral Agency Agreement, the Resources Mortgages and each other agreement, instrument or document executed and delivered pursuant to Section 6.18.4 to secure any of the Obligations of Resources.

“Resources Collateral Agency Agreement” means the Resources Collateral Agency Agreement, substantially in the form of Exhibit L-1, made and entered into, by Resources in favor of The Bank of New York Trust Company, N.A., as collateral agent for the secured parties thereunder, as it may, subject to Section 6.20.4, be amended or modified in accordance with its terms.

“Resources Mortgaged Property” means, as of any particular time, with respect to each Resources Mortgage, all real and personal property at such time intended to be subjected to the lien of such mortgage.

“Resources Mortgages” means each of (a) the Open-Ended Mortgage, Security Agreement, Assignment, Assignment of Rents and Leases and Fixture Filing, substantially in the form of Exhibit L-2, by Resources to The Bank of New York Trust Company, N.A., as collateral agent for the secured parties thereunder in respect of the E.D. Edwards plant in Bartonville, Illinois, as it may, subject to Section 6.20.4, be amended or modified in accordance with the terms of the Resources Collateral Agency Agreement, and (b) the Open-Ended Mortgage, Security Agreement, Assignment, Assignment of Rents and Leases and Fixture Filing, substantially in the form of Exhibit L-3, by Resources to The Bank of New York Trust Company, N.A., as collateral agent for the secured parties thereunder in respect of the Duck Creek plant in Canton, Illinois, as it may, subject to Section 6.20.4, be amended or modified in accordance with the terms of the Resources Collateral Agency Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock in any Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any capital stock in any Borrower or any option, warrant or other right to acquire any such capital stock in any Borrower.

“Revolving Advance” means an Advance comprised of Revolving Loans.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans, such Lender’s LC Exposure and such Lender’s Swingline Exposure at such time.

“Revolving Eurodollar Advance” means a Revolving Advance comprising a Loan or Loans that bear interest at the Eurodollar Rate.

“Revolving Floating Rate Advance” means a Revolving Advance comprising a Loan or Loans that bear interest at a Floating Rate.

“Revolving Loan” means, with respect to a Lender, such Lender’s loan made pursuant to its commitment to lend set forth in Section 2.1 (and any conversion or continuation thereof).

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sale and Leaseback Transaction” means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

“Schedule” refers to a specific schedule to this Agreement, unless another document is specifically referenced.

“SEC” means the Securities and Exchange Commission.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“SPC” means a special purpose, bankruptcy-remote Person formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of Receivables in connection with and pursuant to a Permitted Securitization.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled; provided, however, that (i) neither any Illinois Utility nor any Subsidiary of any Illinois Utility shall constitute a “Subsidiary” hereunder until the Accession Date for such Illinois Utility for any purpose of this Agreement except that (ii) CILCO and Resources and their respective Subsidiaries shall at all times constitute “Subsidiaries” of CILCORP notwithstanding that CILCO may not be a “Borrower” or a “Subsidiary” at such time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company.

“Substantial Portion” means, with respect to the Property of a Borrower and its Subsidiaries, Property which represents more than 10% of the consolidated assets of such Borrower and its Subsidiaries or property which is responsible for more than 10% of the consolidated net sales or of the consolidated net income of such Borrower and its Subsidiaries, in each case, as would be shown in the consolidated financial statements of such Borrower and its Subsidiaries as at the end of the four fiscal quarter period ending with the fiscal quarter immediately prior to the fiscal quarter in which such determination is made (or if financial statements have not been delivered hereunder for that fiscal quarter which ends the four fiscal quarter period, then the financial statements delivered hereunder for the quarter ending immediately prior to that quarter).

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Pro Rata Share of the total Swingline Exposure at such time; provided that if the Aggregate Commitment has been terminated such Pro Rata Share shall be determined based on the Commitments most recently in effect, but giving effect to any subsequent assignments.

“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.5.

“Syndication Agent” means Barclays Bank.

“Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes.

“Transferee” is defined in Section 12.4.

“Transferred Letters of Credit” means, with respect to each Illinois Utility, the letters of credit outstanding as “Letters of Credit” as of the Accession Date for such Borrower under the Amended Multi-Borrower Credit Agreement.

“2005 Act” means the Public Utility Holding Company Act of 2005, as it may be amended (together with all rules, regulations and orders promulgated or otherwise issued in connection therewith).

“Type” means, with respect to any Advance, its nature as a Floating Rate Advance or Eurodollar Advance.

“Union Electric” means Union Electric Company d/b/a AmerenUE, a Missouri corporation and a Subsidiary of the Company.

“Unmatured Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

1.2.  Plural Forms. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

THE CREDITS

2.1.  Commitment. Subject to the satisfaction of the conditions precedent set forth in Section 4.1, 4.2, 4.3 and 4.4, as applicable, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans to each Borrower from time to time from and including the Closing Date (or, in the case of any Illinois Utility, the Accession Date for such Borrower) and prior to the Availability Termination Date for such Borrower in an amount not to exceed its Pro Rata Share of the Available Aggregate Commitment; provided that (i) at no time shall the Aggregate Revolving Credit Exposure exceed the Aggregate Commitment, (ii) at no time shall the Committed Credit Exposure of any Lender exceed its Commitment and (iii) at no time shall the Borrower Credit Exposure of any Borrower exceed the Borrower Sublimit of such Borrower. Subject to the terms of this Agreement, each Borrower may, severally and not jointly with the other Borrowers, borrow, repay and reborrow Revolving Loans at any time prior to the Availability Termination Date for such Borrower. The commitment of each Lender to lend to each Borrower hereunder shall automatically expire on the Availability Termination Date for such Borrower.

2.2.  Required Payments; Termination. Each Borrower, severally and not jointly with the other Borrowers, hereby unconditionally promises to pay (i) to the Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan made by such Lender to such Borrower on the Availability Termination Date for such Borrower, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower on the earlier of the Availability Termination Date for such Borrower and the fifth Business Day after such Swingline Loan is made; provided that on each date that a Revolving Loan is made to a Borrower, such Borrower shall repay all Swingline Loans made to such Borrower and then outstanding. Notwithstanding the termination of the Commitments under this Agreement, until all of the Obligations of each Borrower (other than contingent indemnity obligations) shall have been fully paid and satisfied and all financing arrangements between each Borrower and the Lenders hereunder and under the other Loan Documents shall have been terminated, all of the rights and remedies with respect to such Borrower and its Obligations under this Agreement and the other Loan Documents shall survive.

2.3.  Loans. Each Advance hereunder shall consist of (a) Revolving Loans made by the Lenders ratably in accordance with their Pro Rata Shares of the Aggregate Commitment, or (b) Swingline Loans.

2.4.  [omitted].

2.5.  Swingline Loans.

(a)   Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to each Borrower from time to time from and including the Closing Date (or, in the case of any Illinois Utility, the Accession Date for such Borrower) and prior to the Availability Termination Date for such Borrower, in an amount that will not result in the Swingline Exposure exceeding $200,000,000; provided that (i) at no time shall the Aggregate Revolving Credit Exposure exceed the Aggregate Commitment, (ii) at no time shall the Committed Credit Exposure of any Lender exceed its Commitment, (iii) at no time shall the Borrower Credit Exposure of any Borrower exceed the Borrower Sublimit of such Borrower and (iv) at no time shall the outstanding Swingline Loans made to any Borrower exceed the Borrower Swingline Sublimit of such Borrower; and provided further that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may, severally and not jointly with the other Borrowers, borrow, prepay and reborrow Swingline Loans.

(b)   Each Swingline Loan shall bear interest at (i) the rate per annum applicable to Floating Rate Advances or (ii) any other rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) which shall be quoted by the Swingline Lender on the date such Loan is made and accepted by the applicable Borrower as provided in this Section 2.5; provided, that commencing on any date on which the Swingline Lender requires the Lenders to acquire participations in a Swingline Loan pursuant to Section 2.5(d), such Loan shall bear interest at the rate per annum applicable to Floating Rate Advances.

(c)   To request a Swingline Loan, the applicable Borrower shall notify the Swingline Lender of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. If so requested by the applicable Borrower, the Swingline Lender will quote an interest rate that, if accepted by such Borrower, will be applicable to the requested Swingline Loan, and such Borrower will promptly notify the Swingline Lender in the event it accepts such rate. The Swingline Lender will promptly advise the Agent of any such notice received from such Borrower. The Swingline Lender shall make each Swingline Loan available to such Borrower by means of a credit to an account with the Swingline Lender specified by such Borrower by 3:00 p.m., New York time, on the requested date of such Swingline Loan.

(d)   The Swingline Lender may by written notice given to the Agent not later than 10:00 a.m., New York time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Pro Rata Share of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Agent, for the account of the Swingline Lender, such Lender’s Pro Rata Share of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.11 with respect to Loans made by such Lender (and Section 2.11 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Agent shall notify the applicable Borrower of any participation in any Swingline Loan acquired pursuant to this paragraph. Any amounts received by the Swingline Lender from such Borrower (or other party on behalf of such Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participation therein shall be promptly remitted to the Agent; any such amounts received by the Agent shall be promptly remitted by the Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve such Borrower of any default in the payment thereof.

2.6.  Letters of Credit.

(a)   General. Subject to the terms and conditions set forth herein, each Borrower may request the issuance of Letters of Credit for its own account in a form reasonably acceptable to the Agent and the applicable Issuing Bank, at any time and from time to time prior to the Availability Termination Date for such Borrower. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower to, or entered into by a Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. On the Accession Date for each Illinois Utility, each Issuing Bank that has issued a Transferred Letter of Credit shall be deemed, without further action by any party hereto, to have granted to each Lender, and each Lender shall have been deemed to have purchased from such Issuing Bank, a participation in such Transferred Letter of Credit in accordance with paragraph (d) below. The Issuing Banks that are also party to the Amended Multi-Borrower Credit Agreement agree that, concurrently with such grant, the participations in the Transferred Letters of Credit granted to the lenders under the Amended Multi-Borrower Credit Agreement shall be automatically canceled without further action by any of the parties thereto. On and after the applicable Accession Date each Transferred Letter of Credit shall constitute a Letter of Credit for all purposes hereof. Any Lender that issued a Transferred Letter of Credit but shall not have entered into an Issuing Bank Agreement shall have the rights of an Issuing Bank as to such Letter of Credit for purposes of this Section 2.6.

(b)   Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the account party or account parties with respect to such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, such Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, such Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Aggregate Revolving Credit Exposure will not exceed the Aggregate Commitment, (ii) the Committed Credit Exposure of any Lender will not exceed its Commitment, (iii) the Borrower Credit Exposure of any Borrower will not exceed the Borrower Sublimit of such Borrower and (iv) the portion of the LC Exposure attributable to Letters of Credit issued by the applicable Issuing Bank will not exceed the LC Commitment of such Issuing Bank. If the Required Lenders notify the Issuing Banks that a Default exists and instruct the Issuing Banks to suspend the issuance, amendment, renewal or extension of Letters of Credit, no Issuing Bank shall issue, amend, renew or extend any Letter of Credit without the consent of the Required Lenders until such notice is withdrawn by the Required Lenders (and each Lender that shall have delivered such notice agrees promptly to withdraw it at such time as no Default exists).

(c)   Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension), (ii) the Availability Termination Date for the applicable Borrower and (iii) the date that is five Business Days prior to the Commitment Termination Date; provided that, with the prior consent of the Agent and the applicable Issuing Bank, a Letter of Credit may be extended beyond the Availability Termination Date for the applicable Borrower or the fifth Business Day prior to the Commitment Termination Date, as applicable, so long as the applicable Borrower has deposited in an account with the Agent, in the name of the Agent and for the benefit of the Lenders and such Issuing Bank, as cash collateral pursuant to documentation reasonably satisfactory to the Agent and such Issuing Bank, an amount in cash equal to the aggregate amount of all of its outstanding Letters of Credit with an expiration date later than the Availability Termination Date for the applicable Borrower or the fifth Business Day prior to the Commitment Termination Date, as applicable.

(d)   Participations. Effective with respect to the Transferred Letters of Credit upon the occurrence of the applicable Accession Date, and effective upon the issuance of each other Letter of Credit (or any amendment thereto increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of such Issuing Bank, such Lender’s Pro Rata Share of each LC Disbursement made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)   Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if such Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that such Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $1,000,000, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.1 or 2.5 that such payment be financed with a Floating Rate Advance or Swingline Loan in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Floating Rate Advance or Swingline Loan. If such Borrower fails to make such payment when due, the Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender’s Pro Rata Share thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent its Pro Rata Share of the payment then due from such Borrower, in the same manner as provided in Section 2.11 with respect to Loans made by such Lender (and Section 2.11 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to such Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Agent of any payment from such Borrower pursuant to this paragraph, the Agent shall distribute such payment to such Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of a Floating Rate Advance or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve such Borrower of its obligation to reimburse such LC Disbursement.

(f)   Obligations Absolute. Each Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be several, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower’s obligations hereunder. None of the Agent, the Lenders or the Issuing Banks, or any of their respective affiliates, directors, officers or employees, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), an Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof and subject to any non-waivable provisions of the laws and/or other rules to which a Letter of Credit is subject, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)   Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such

Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h)   Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Floating Rate Advances; provided that, if such Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.14 shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)   Cash Collateralization. If any Default with respect to a Borrower shall occur and be continuing, on the Business Day that such Borrower receives notice from the Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposures representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, such Borrower shall deposit in an account with the Agent, in the name of the Agent and for the benefit of the Lenders, an amount in cash equal to the portion of the LC Exposure as of such date attributable to Letters of Credit issued for the account of such Borrower; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Default with respect to such Borrower described in Sections 7.6 or 7.7. Such deposit shall be held by the Agent as collateral for the payment and performance of the Obligations of such Borrower under this Agreement. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Agent and at such Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Agent to reimburse each Issuing Bank for LC Disbursements under Letters of Credit issued for the account of such Borrower for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of future reimbursement obligations under Letters of Credit issued for the account of such Borrower or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposures representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations of such Borrower under this Agreement. If any Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of a Default with respect to such Borrower, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Defaults with respect to such Borrower have been cured or waived. If at any time the cash collateral of any Borrower shall exceed such portion of the LC Exposure as of such date attributable to Letters of Credit issued for the account of such Borrower, the Agent shall apply such excess funds to the payment of such Borrower’s Obligations or (i) if no such Obligations are then due and owing and no Default with respect to such Borrower shall exist, shall release such excess funds to such Borrower or (ii) if no such Obligations are outstanding (other than contingent Obligations in respect of Letters of Credit which are fully collateralized), such excess amount shall be released to such Borrower notwithstanding the existence of a Default in respect of such Borrower.

(j)   Designation of Additional Issuing Banks. From time to time, the Borrowers may by notice to the Agent and the Lenders designate as additional Issuing Banks one or more Lenders that agree to serve in such capacity as provided below. The acceptance by a Lender of any appointment as an Issuing Bank hereunder shall be evidenced by an agreement (an “Issuing Bank Agreement”), which shall be in a form satisfactory to the Borrowers and the Agent, shall set forth the LC Commitment of such Lender and shall be executed by such Lender, the Borrowers and the Agent and, from and after the effective date of such agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to include such Lender in its capacity as an Issuing Bank.

2.7.  Types of Advances. Revolving Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the applicable Borrower in accordance with Sections 2.11 and 2.12. Swingline Loans will be Floating Rate Advances or will bear interest at such other rate per annum as shall be agreed as provided in Section 2.5.

2.8.  Facility Fee; Letter of Credit Fees; Reductions in Aggregate Commitment and Borrower Sublimits.

2.8.1   Facility Fee. Each of the Illinois Utilities and the Borrowers agrees, severally and not jointly, to pay to the Agent for the account of each Lender a facility fee (the “Facility Fee”) at a per annum rate equal to, in the case of each Illinois Utility and Borrower, the Applicable Fee Rate for it on its Contribution Percentage of such Lender’s Commitment (whether used or unused) from and including the Closing Date to and including the first date following the Closing Date (or, in the case of each Illinois Utility, its Accession Date) on which both the Borrower Credit Exposure and the Borrower Sublimit of such Illinois Utility or Borrower shall be zero or, in the case of any Illinois Utility that shall not have become a Borrower on or before the first anniversary of the Closing Date, such first anniversary, payable quarterly in arrears on each Payment Date hereafter and on the Commitment Termination Date, provided that, if any Lender continues to have Revolving Credit Exposure outstanding hereunder after the termination of its Commitment (including, without limitation, during any period when Loans or Letters of Credit may be outstanding but new Loans or Letters of Credit may not be borrowed or issued hereunder), then the Facility Fee shall continue to accrue on the aggregate principal amount of the Revolving Credit Exposure of such Lender until such Lender ceases to have any Revolving Credit Exposure and shall be payable on demand.

2.8.2   Letter of Credit Fees. Each Borrower agrees, severally and not jointly with the other Borrowers, to pay (i) to the Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit issued for the account of such Borrower (the “LC Participation Fee”), which shall accrue at the Applicable Fee Rate on the average daily amount of that portion of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to Letters of Credit issued for the account of such Borrower during the period from and including the Closing Date (or, in the case of each Illinois Utility, its Accession Date) to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between such Borrower and such Issuing Bank on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank for the account of such Borrower (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date (or, in the case of an Illinois Utility, its Accession Date) to but excluding the later of the date of termination of such Issuing Bank’s LC Commitment and the date on which there ceases to be any LC Exposure attributable to Letters of Credit issued by such Issuing Bank, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank for the account of such Borrower or processing of drawings thereunder. LC Participation Fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Closing Date; provided that all such fees accrued for the account of any Borrower shall be payable on the Availability Termination Date for such Borrower and any such fees accruing after the Availability Termination Date for such Borrower shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable promptly upon receipt of an invoice therefor.

2.8.3   Termination of and Reductions in Aggregate Commitment and Borrower Sublimits. The Aggregate Commitment and the Commitment of each Lender will automatically terminate on the Commitment Termination Date. The Company may permanently reduce the Aggregate Commitment and each Borrower, or the Company on its behalf, may permanently reduce its respective Borrower Sublimit, in whole or in part, ratably among the Lenders in integral multiples of $5,000,000, upon at least ten (10) Business Days’ written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that (i) the amount of the Aggregate Commitment may not be reduced below the Aggregate Revolving Credit Exposure and (ii) the Borrower Sublimit of any Borrower may not be reduced below the Borrower Credit Exposure of such Borrower.

2.9.  Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof), and each

Floating Rate Advance shall be in the minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof), provided, however, that (i) any Floating Rate Advance may be in the amount of the Available Aggregate Commitment and (ii)  any Floating Rate Advance to a Borrower may be in the amount equal to the lesser of the Available Aggregate Commitment and the amount by which the Borrower Sublimit of such Borrower exceeds the Borrower Credit Exposure of such Borrower

2.10.  Optional Principal Payments. Each Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances of such Borrower, or any portion of such outstanding Floating Rate Advances, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, upon one (1) Business Day’s prior notice to the Agent. Each Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances of such Borrower, or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of such outstanding Eurodollar Advances upon three (3) Business Days’ prior notice to the Agent.

2.11.  Method of Selecting Types and Interest Periods for New Revolving Advances. The applicable Borrower shall select the Type of each Revolving Advance and, in the case of each Revolving Eurodollar Advance, the Interest Period applicable thereto; provided that there shall be no more than three (3) Interest Periods in effect with respect to all of the Revolving Loans of any single Borrower at any time, unless such limit has been waived by the Agent in its sole discretion. The applicable Borrower shall give the Agent irrevocable notice (a “Borrowing Notice”) not later than 11:00 a.m. (New York time) on the Borrowing Date of each Revolving Floating Rate Advance and three Business Days before the Borrowing Date for each Revolving Eurodollar Advance, specifying:

(i)	the Borrower requesting such Borrowing,

(ii)	the Borrowing Date, which shall be a Business Day, of such Advance,

(iii)	the aggregate amount of such Advance,

(iv)	the Type of Advance selected, and

(v)	in the case of each Eurodollar Advance, the Interest Period applicable thereto.

The Agent shall provide written notice of each request for borrowing under this Section 2.11 by 11:00 a.m. (New York time) (or, if later, within one hour after receipt of the applicable Borrowing Notice from such Borrower) on each Borrowing Date for each Floating Rate Advance or on the third Business Day prior to each Borrowing Date for each Eurodollar Advance, as applicable. Not later than 1:00 p.m. (New York time) on each Borrowing Date, each Lender shall make available its Revolving Loan or Revolving Loans in Federal or other funds immediately available in New York to the Agent at its address specified pursuant to Article XIII. The Agent will promptly make the funds so received from the Lenders available to such Borrower at the Agent’s aforesaid address.

2.12.  Conversion and Continuation of Outstanding Revolving Advances; No Conversion or Continuation of Revolving Eurodollar Advances After Default. Revolving Floating Rate Advances shall continue as Floating Rate Advances unless and until such Revolving Floating Rate Advances are converted into Revolving Eurodollar Advances pursuant to this Section 2.12 or are repaid in accordance with Section 2.10. Each Revolving Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Revolving Eurodollar Advance shall be automatically converted into a Revolving Floating Rate Advance unless (x) such Revolving Eurodollar Advance is or was repaid in accordance with Section 2.10 or (y) the applicable Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Revolving Eurodollar Advance continue as a Revolving Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.9, a Borrower may elect from time to time to convert all or any part of a Revolving Advance of any Type into any other Type or Types of Advances; provided that any conversion of any Revolving Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. Notwithstanding anything to the contrary contained in this Section 2.12, during the continuance of a Default or an Unmatured Default with respect to a Borrower, the Agent may (or shall at the direction of the Required Lenders), by notice to such Borrower, declare that no Revolving Advance of such Borrower may be made, converted or continued as a Eurodollar Advance. The applicable Borrower shall give the Agent irrevocable notice (a “Conversion/Continuation Notice”) of each conversion of a Revolving Advance or continuation of a Revolving Eurodollar Advance not later than 11:00 a.m. (New York time) at least one (1) Business Day, in the case of a conversion into a Revolving Floating Rate Advance, or three (3) Business Days, in the case of a conversion into or continuation of a Revolving Eurodollar Advance, prior to the date of the requested conversion or continuation, specifying:

(i)	the requested date, which shall be a Business Day, of such conversion or continuation,

(ii)	the aggregate amount and Type of the Advance to be converted or continued, and

(iii)	the amount of the Advance to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

This Section shall not apply to Swingline Loans, which may not be converted or continued.

2.13.   Interest Rates, etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.12, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.12, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of each Interest Period applicable thereto to (but not including) the earlier of the last day of such Interest Period or the date it is paid in accordance with Section 2.10 at the Eurodollar Rate determined by the Agent as applicable to such Eurodollar Advance based upon the applicable Borrower’s selections under Sections 2.11 and 2.12 and otherwise in accordance with the terms hereof.

2.14.  Rates Applicable After Default. During the continuance of a Default with respect to any Borrower, the Required Lenders may, at their option, by notice to such Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable during such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum, provided that, during the continuance of a Default with respect to any Borrower under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above shall be applicable to all Advances, fees and other Obligations of such Borrower hereunder without any election or action on the part of the Agent or any Lender.

2.15.  Funding of Loans; Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Agent at the Agent’s address specified pursuant to Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent, by 12:00 noon (New York time) on the date when due and shall be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge the account of any Borrower maintained with JPMCB for each payment of principal, interest and fees owed by such Borrower as it becomes due hereunder.

2.16.  Noteless Agreement; Evidence of Indebtedness. (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender to such Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(ii)
The Agent shall also maintain accounts in which it will record (a) the date and the amount of each Loan made to each Borrower hereunder, the Type thereof and the Interest Period (in the case of a Eurodollar Advance) with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, (c) the effective date and amount of each Assignment Agreement delivered to and accepted by it pursuant to Section 12.3 and the parties thereto, (d) the amount of any sum received by the Agent hereunder from each Borrower and each Lender’s share thereof, and (e) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.

(iii)
The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence absent manifest error of the existence and amounts of the Obligations therein recorded; provided, however, that the failure .

of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of such Borrower to repay the Obligations in accordance with their terms

(iv)
Any Lender may request that its Loans be evidenced by a promissory note in substantially the form of Exhibit E (a “Note”). In such event, the applicable Borrower shall prepare, execute and deliver to such Lender such Note payable to the order of such Lender. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

2.17.  Telephonic Notices. Each Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of such Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. Each Borrower agrees to deliver promptly to the Agent a written confirmation, signed by an Authorized Officer, if such confirmation is requested by the Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

2.18.  Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable in arrears on each Payment Date, commencing with the first such date to occur after the Closing Date, on any date on which such Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of each applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on each Swingline Loan shall be payable on the day that such Loan is required to be repaid. Interest accrued on any Advance that is not paid when due shall be payable on demand and on the date of payment in full. Interest on Eurodollar Advances and fees hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (New York time) at the place of payment. If any payment of principal of or interest on an Advance, any fees or any other amounts payable to the Agent or any Lender hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of principal payment, such extension of time shall be included in computing interest, fees and commissions in connection with such payment.

2.19.  Notification of Advances, Interest Rates, Prepayments and Commitment Reductions; Availability of Loans. Promptly after receipt thereof, the Agent will notify each Lender in writing of the contents of each Aggregate Commitment or Borrower Sublimit reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Agent will notify the applicable Borrower and each Lender of the interest rate applicable to each Revolving Eurodollar Advance promptly upon determination of such interest rate and will give each Borrower and each Lender prompt notice of each change in the Alternate Base Rate.

2.20.  Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Installation. Each Lender may, by written notice to the Agent and the Borrowers in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made.

2.21.  Non-Receipt of Funds by the Agent. Unless the applicable Borrower or a Lender, as the case may be, notifies the Agent prior to the date (or, in the case of a Lender with respect to a Revolving Floating Rate Advance under Section 2.11, prior to the time) on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or any payment under Section 2.5(d) or 2.6(e) or (ii) in the case of a Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or such Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

2.22.  Replacement of Lender. If any Borrower is required pursuant to Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender’s obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 (any Lender so affected an “Affected Lender”), the Borrowers may elect, if such amounts continue to be charged or such suspension is still effective, to terminate or replace the Commitment of such Affected Lender, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such termination or replacement, and provided further that, concurrently with such termination or replacement, (i) if the Affected Lender is being replaced, another bank or other entity which is reasonably satisfactory to the Borrowers and the Agent shall agree, as of such date, to purchase for cash at face amount the

Revolving Credit Exposure of the Affected Lender pursuant to an Assignment Agreement substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) each Borrower shall pay to such Affected Lender in immediately available funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by such Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender, in each case to the extent not paid by the purchasing lender and (iii) if the Affected Lender is being terminated, each Borrower shall pay to such Affected Lender all Obligations due from such Borrower to such Affected Lender (including the amounts described in the immediately preceding clauses (i) and (ii) plus the outstanding principal balance of such Affected Lender’s Advances and the amount of such Lender’s funded participations in unreimbursed LC Disbursements). Notwithstanding the foregoing, the Borrowers may not terminate the Commitment of an Affected Lender if, after giving effect to such termination, (x) the Aggregate Revolving Credit Exposure would exceed the Aggregate Commitment, or (y) the Borrower Credit Exposure of any Borrower would exceed the Borrower Sublimit of such Borrower.

2.23.  Extension of Illinois Utility Maturity Dates. (a) Any Illinois Utility that is a Borrower may, by notice (a “Borrower Maturity Date Extension Request”) to the Agent (which shall promptly deliver a copy to each of the Lenders) given not less than 45 days and not more than 60 days prior to the then-current Maturity Date with respect to such Borrower request an extension of such Maturity Date with respect to such Borrower to a date 364 days after such Maturity Date (the Maturity Date in effect prior to any such extension being called the “Existing Maturity Date” with respect to such Borrower) and on or prior to (but in no event after) the Commitment Termination Date. Each Lender shall, by notice to such applicable Borrower and the Agent given not later than the 20th day after the date of the Agent’s receipt of such Borrower’s Borrower Maturity Date Extension Request, advise such applicable Borrower whether or not it agrees to the requested extension (each Lender agreeing to a requested extension being called a “Consenting Lender” and each Lender declining to agree to a requested extension being called a “Declining Lender”). Any Lender that has not so advised such applicable Borrower and the Agent by such day shall be deemed to have declined to agree to such extension and shall be a Declining Lender. If Lenders constituting the Required Lenders shall have agreed to a Borrower Maturity Date Extension Request, then the Maturity Date with respect to the applicable Borrower shall, as to both the Consenting Lenders and the Declining Lenders, be extended to the date 364 days after the Existing Maturity Date with respect to such Borrower; provided, that the Maturity Date with respect to a Borrower shall in no event be extended beyond the Commitment Termination Date. Notwithstanding the foregoing, no extension of the Maturity Date with respect to any Borrower pursuant to this paragraph shall become effective unless (i) the Agent shall have received documents consistent with those delivered with respect to such Borrower pursuant to Sections 4.1.1 through 4.1.3 and Sections 4.3.1 through 4.3.3, giving effect to such extension and (ii) on the Existing Maturity Date applicable to such Borrower, the conditions set forth in Sections 4.4.1 and 4.4.2 shall be satisfied with respect to such Borrower (with all references in Sections 5.5 and 5.7 to “the date of this

Agreement” being deemed to be references to such Existing Maturity Date), and the Agent shall have received a certificate to that effect dated such date and executed by the chief financial officer, the controller or the treasurer of such Borrower.

(b)   In the event that the Agent shall have received a certificate executed by the chief financial officer, the controller or the treasurer of any Illinois Utility to the effect that such Illinois Utility has received all regulatory approvals required to permit it to borrow and participate under this Agreement through the Commitment Termination Date (and attaching all such approvals), the Maturity Date with respect to such Illinois Utility shall be extended to the Commitment Termination Date effective as of the date such certificate is received by the Agent.

ARTICLE III

YIELD PROTECTION; TAXES

3.1.  Yield Protection. If, on or after the Closing Date, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in any such law, rule, regulation, policy, guideline or directive or in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

3.1.1   subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its Eurodollar Loans, or

3.1.2   imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

3.1.3   imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Commitment or Eurodollar Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its Commitment or Eurodollar Loans or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Commitment or Eurodollar Loans held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Commitment or Eurodollar Loans or to reduce the return received by such Lender or applicable Lending Installation in connection with such Commitment or Eurodollar Loans, then, within 15 days of demand, accompanied by the written statement required by Section 3.6, by such Lender, the Borrowers shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

3.2.  Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand, accompanied by the written statement required by Section 3.6, by such Lender, the Borrowers shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Revolving Credit Exposure or its Commitment hereunder (after taking into account such Lender’s policies as to capital adequacy). “Change” means (i) any change after the Closing Date in the Risk-Based Capital Guidelines or (ii) any adoption of, or change in, or change in the interpretation or administration of any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the Closing Date which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. “Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the United States on the Closing Date, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled “International Convergence of Capital Measurements and Capital Standards,” including transition rules, and any amendments to such regulations adopted prior to the Closing Date.

3.3.  Availability of Types of Advances. If (x) any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or (y) the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, or (iii) no reasonable basis exists for determining the Eurodollar Base Rate, then the Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law, subject to the payment of any funding indemnification amounts required by Section 3.4.

3.4.  Funding Indemnification. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made or continued, a Floating Rate Advance is not converted into a Eurodollar Advance, on the date specified by the applicable Borrower for any reason other than default by the Lenders, or a Eurodollar Advance is not prepaid on the date specified by such Borrower for any reason, such Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance.

3.5.  Taxes.

(i)
All payments by any Borrower to or for the account of any Lender or the Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder by such Borrower to any Lender or the Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) such Borrower shall make such deductions, (c) such Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) such Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof or, if a receipt cannot be obtained with reasonable efforts, such other evidence of payment as is reasonably acceptable to the Agent, in each case within 30 days after such payment is made.

(ii)
In addition, the Borrowers severally agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (“Other Taxes”).

(iii)
The Borrowers shall indemnify the Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Agent or such Lender makes demand therefor pursuant to Section 3.6.

(iv)
Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten Business Days after the date on which it becomes a party to this Agreement (but in any event before a payment is due to it hereunder), (i) deliver to the Borrowers and the Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, or (ii) in the case of a Non-U.S. Lender that is fiscally transparent, deliver to the Borrowers and the Agent a United States Internal Revenue Form W-8IMY together with the applicable accompanying forms, W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States withholding tax. Each Non-U.S. .

Lender further undertakes to deliver to each of the Borrowers and the Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrowers or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrowers and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax

(v)
For any period during which a Non-U.S. Lender has failed to provide any Borrower with an appropriate form pursuant to clause (iv) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which such Non-U.S. Lender became a party to this Agreement), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv) above, each Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

(vi)
Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrowers (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

(vii)
If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Agent under this subsection, together with all reasonable costs and expenses related thereto (including attorneys’ fees and .

time charges of attorneys for the Agent, which attorneys may be employees of the Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement

3.6.  Lender Statements; Survival of Indemnity. Each Lender shall deliver a written statement of such Lender to the applicable Borrower (with a copy to the Agent and each applicable Borrower) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on such Borrower in the absence of manifest error, and upon reasonable request of such Borrower, such Lender shall promptly provide supporting documentation describing and/or evidence of the applicable event giving rise to such amount to the extent not inconsistent with such Lender’s policies or applicable law. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the applicable Borrower of such written statement. The obligations of each Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

3.7.  Alternative Lending Installation. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. A Lender’s designation of an alternative Lending Installation shall not affect the Borrowers’ rights under Section 2.22 to replace a Lender.

3.8.  Allocation of Amounts Payable Among Borrowers. Each amount payable by “the Borrowers” under this Article shall be an obligation of, and shall be discharged (a) to the extent arising out of acts, events and circumstances related to a particular Borrower, by such Borrower and (b) otherwise, by all the Illinois Utilities and all the Borrowers, with each of them being severally liable for its Contribution Percentage of such amount.

ARTICLE IV

CONDITIONS PRECEDENT

4.1.  Closing Date. The Closing Date shall occur and the Credit Agreement shall become effective on the date on which each of the following conditions precedent is satisfied (or waived in accordance with Section 8.2) and the Borrowers deliver to the Agent the items specified below:

4.1.1   Copies of the articles or certificate of incorporation of each Borrower, together with all amendments thereto, certified by the secretary or an assistant secretary of such Borrower, and a certificate of good standing with respect to each Borrower from the appropriate governmental officer in its jurisdiction of incorporation.

4.1.2   Copies, certified by the Secretary or Assistant Secretary of each Borrower, of its by-laws and of its Board of Directors’ resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which such Borrower is a party.

4.1.3   An incumbency certificate, executed by the Secretary or Assistant Secretary of each Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Borrower authorized to sign the Loan Documents to which such Borrower is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Borrower.

4.1.4   Evidence satisfactory to the Agent that (i) the Existing Amended Five-Year Credit Agreement shall have been or shall simultaneously with the effectiveness of this Agreement on the Closing Date be terminated (except for those provisions that expressly survive the termination thereof), and all loans and letters of credit outstanding, if any, and other amounts owed to the lenders or agents thereunder shall have been, or shall simultaneously with the effectiveness of this Agreement be, paid or terminated in full, and (ii) the Amended Multi-Borrower Credit Agreement shall have become effective.

4.2.  Effectiveness of Lender Obligations as to Resources and CILCORP. The obligations of the Lenders and the Issuing Banks to make Credit Extensions hereunder to Resources or CILCORP shall not become effective until the date on which each of the following conditions precedent with respect to such Borrower is satisfied (or waived in accordance with Section 8.2) and such Borrower delivers to the Agent the items specified below:

4.2.1   A certificate, signed by the Chairman, Chief Executive Officer, President, Executive Vice President, Chief Financial Officer, any Senior Vice President, any Vice President or the Treasurer of such Borrower, stating that on the Closing Date (a) no Default or Unmatured Default in respect of such Borrower has occurred and is continuing, and (b) all of the representations and warranties of such Borrower in Article V and in each Collateral Document to which such Borrower is a party shall be true and correct in all material respects as of such date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

4.2.2   Written opinions of such Borrower’s counsel, in form and substance satisfactory to the Agent and addressed to the Lenders, in substantially the form of Exhibits A.1 and A.2, and the written opinion of counsel for the Illinois Utilities, in form and substance satisfactory to the Agent and addressed to the Lenders, in substantially the form of Exhibit A.3.

4.2.3   Delivery of copies of such Borrower’s required regulatory authorizations identified on Schedule 4, if any.

4.2.4   Any Notes of such Borrower requested by Lenders pursuant to Section 2.16 payable to the order of each such requesting Lender.

4.2.5   Written money transfer instructions of such Borrower, in substantially the form of Exhibit D.4 or D.5, as applicable, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

4.2.6   All documentation and other information that any Lender shall reasonably have requested in respect of such Borrower in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

4.2.7   In the case of Resources, the Agent shall have received (i) counterparts of the Resources Collateral Agency Agreement and each Resources Mortgage duly executed and delivered by the record owner of each Resources Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Resources Mortgage as a valid first Lien on the Resources Mortgaged Property described therein, free of any other Liens except as expressly permitted by the applicable Resources Mortgage, together with such endorsements, coinsurance and reinsurance as the Agent may reasonably request, and (iii) such surveys, abstracts, legal opinions, abstracts of title and other documents as the Agent may reasonably request with respect to any such Resources Mortgage or Resources Mortgaged Property.

4.2.8   In the case of CILCORP, the Agent shall have received from CILCORP a counterpart of the CILCORP Pledge Agreement Supplement duly executed and delivered on behalf of CILCORP and evidence that upon receipt of such counterpart the Obligations of CILCORP shall be “Additional Debt Obligations” under the CILCORP Pledge Agreement.

4.2.9   Such other documents as any Lender or its counsel may have reasonably requested.

4.3.  Accession Dates. The Accession Date for any Illinois Utility shall not occur, and the obligations of the Lenders and the Issuing Banks to make Credit Extensions hereunder to such Illinois Utility shall not become effective, until the date on which each of the following conditions precedent is satisfied (or waived in accordance with Section 8.2) with respect to such Illinois Utility and such Illinois Utility delivers to the Agent the items specified below:

4.3.1   A certificate, signed by the Chairman, Chief Executive Officer, President, Executive Vice President, Chief Financial Officer, any Senior Vice President, any Vice President or the Treasurer of such Illinois Utility, stating that on the applicable Accession Date (a) no Default or Unmatured Default in

respect of such Illinois Utility has occurred and is continuing (with compliance with Section 6.12.2 being determined for purposes of this Section 4.3.1 as if Section 6.12.2 were applicable to such Illinois Utility on and after the Closing Date), and (b) all of the representations and warranties of such Illinois Utility in Article V and in each Collateral Document to which such Illinois Utility is a party shall be true and correct in all material respects as of such date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

4.3.2   Written opinions of such Illinois Utility’s counsel, in form and substance satisfactory to the Agent and addressed to the Lenders, in substantially the form of Exhibits A.4 and A.5.

4.3.3   Delivery of copies of such Illinois Utility’s required regulatory authorizations identified on Schedule 4.

4.3.4   Any Notes of such Illinois Utility requested by Lenders pursuant to Section 2.16 payable to the order of each such requesting Lender.

4.3.5   Written money transfer instructions of such Illinois Utility, in substantially the form of Exhibit D.1, D.2 or D.3, as applicable, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

4.3.6   In the case of CILCO, the Agent shall have received:

(i) The CILCO Credit Agreement Bond in the aggregate principal amount equal to CILCO’s Borrower Sublimit as of the Accession Date.

(ii) A certificate of a duly authorized officer of the CILCO Trustee, certifying that the CILCO Credit Agreement Bond has been authenticated and is outstanding under the CILCO Indenture.

(iii) A certificate of a duly authorized officer of CILCO certifying that attached thereto is (x) a true, correct and complete copy of the CILCO Indenture, as amended and supplemented by supplemental indentures, including the CILCO Supplemental Indenture, omitting copies of supplemental indentures that provide solely for the establishment and issuance of particular series of bonds or the addition of property, (y) a listing of the supplemental indentures currently in effect and confirming that the supplemental indentures specifically identified in such list as having amended or modified the terms of the CILCO Indenture as theretofore in effect (as opposed to merely establishing series of bonds or adding property) are the only supplemental indentures or other instruments in effect that have so amended or modified the CILCO Indenture and (z) a complete and correct copy of the CILCO Supplemental Indenture.

(iv) The CILCO Bond Delivery Agreement, executed and delivered by CILCO.

(v) Evidence that, after giving effect to the issuance of the CILCO Credit Agreement Bond, there is at least $25,000,000 of issuance availability under the CILCO Indenture (giving effect to any applicable “net earnings certificate” requirement) based upon "property additions" (as defined in the CILCO Indenture) or upon bonds that have been paid, retired, redeemed, canceled or surrendered for cancelation.

4.3.7   In the case of CIPS, the Agent shall have received:

(i) The CIPS Credit Agreement Bond in the aggregate principal amount equal to CIPS’ Borrower Sublimit as of the Accession Date.

(ii) A certificate of a duly authorized officer of the CIPS Trustee, certifying that the CIPS Credit Agreement Bond has been authenticated and is outstanding under the CIPS Indenture.

(iii) A certificate of a duly authorized officer of CIPS certifying that attached thereto is (x) a true, correct and complete copy of the CIPS Indenture, as amended and supplemented by supplemental indentures, including the CIPS Supplemental Indenture, omitting copies of supplemental indentures that provide solely for the establishment and issuance of particular series of bonds or the addition of property, (y) a listing of the supplemental indentures currently in effect and confirming that the supplemental indentures specifically identified in such list as having amended or modified the terms of the CIPS Indenture as theretofore in effect (as opposed to merely establishing series of bonds or adding property) are the only supplemental indentures or other instruments in effect that have so amended or modified the CIPS Indenture and (z) a complete and correct copy of the CIPS Supplemental Indenture.

(iv) The CIPS Bond Delivery Agreement, executed and delivered by CIPS.

(v) Evidence that, after giving effect to the issuance of the CIPS Credit Agreement Bond, there is at least $50,000,000 of issuance availability under the CIPS Indenture (giving effect to any applicable “net earnings” certificate requirement) based upon "bondable property" (as defined in the CIPS Indenture) or upon bonds that have been paid, canceled, redeemed or otherwise discharged.

4.3.8   In the case of IP, the Agent shall have received:

(i) The IP Credit Agreement Bond in the aggregate principal amount equal to IP’s Borrower Sublimit as of the Accession Date.

(ii) A certificate of a duly authorized officer of the IP Trustee, certifying that the IP Credit Agreement Bond has been authenticated and is outstanding under the IP Indenture.

(iii) A certificate of a duly authorized officer of IP certifying that attached thereto is (x) a true, correct and complete copy of the IP Indenture, as amended and supplemented by supplemental indentures, including the IP Supplemental Indenture, omitting copies of supplemental indentures that provide solely for the establishment and issuance of particular series of bonds or the addition of property, (y) a listing of the supplemental indentures currently in effect and confirming that the supplemental indentures specifically identified in such list as having amended or modified the terms of the IP Indenture as theretofore in effect (as opposed to merely establishing series of bonds or adding property) are the only supplemental indentures or other instruments in effect that have so amended or modified the IP Indenture and (z) a complete and correct copy of the IP Supplemental Indenture.

(iv) The IP Bond Delivery Agreement, executed and delivered by IP.

(v) Evidence that, after giving effect to the issuance of the IP Credit Agreement Bond, there is at least $100,000,000 of issuance availability under the IP Indenture (giving effect to any applicable “Net Earnings Certificate” requirement) based upon "Property Additions" or “Retired Bonds” (as such terms are defined in the IP Indenture).

4.3.9   The commitments of such Illinois Utility under the Amended Multi-Borrower Credit Agreement shall have terminated or shall simultaneously be terminated, all loans of such Illinois Utility issued thereunder shall have been repaid, all letters of credit thereunder (other than the Transferred Letters of Credit) issued on the account of such Illinois Utility shall have been canceled or returned and such Illinois Utility shall have substantially simultaneously been removed as a Borrower under Section 2.24 of the Amended Multi-Borrower Credit Agreement. No “Default” or “Unmatured Default” with respect to such Illinois Utility shall have existed under the Amended Multi-Borrower Credit Agreement immediately prior to such removal as a Borrower thereunder.

4.3.10   All documentation and other information that any Lender shall reasonably have requested in respect of such Illinois Utility in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

4.4.  Each Credit Extension. The Lenders and the Issuing Banks shall not be required to make any Credit Extension to a Borrower unless on the applicable Credit Extension Date:

4.4.1    There exists no Default or Unmatured Default with respect to such Borrower.

4.4.2   The representations and warranties of such Borrower contained in Article V (other than, in the case of Loans all the proceeds of which are applied directly to repay maturing commercial paper of the Borrower thereof, the representations and warranties set forth in Section 5.5 and 5.7) and in each Collateral Document securing the Obligations of such Borrower to which the applicable Borrower or any of its Subsidiaries is party are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

4.4.3   All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

4.4.4   All required regulatory authorizations of FERC and the Illinois Commerce Commission in respect of such Credit Extension shall have been obtained and shall be effective.

Each Borrowing Notice or request for the issuance of a Letter of Credit with respect to each such Credit Extension shall constitute a representation and warranty by the applicable Borrower that the conditions contained in Sections 4.4.1, 4.4.2, 4.4.3 and 4.4.4 have been satisfied. Any Lender or Issuing Bank may require a duly completed compliance certificate in substantially the form of Exhibit B as a condition to making a Credit Extension.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants to each Lender, each Issuing Bank and the Agent, as to such Borrower and, as applicable, its Subsidiaries, as of each of (i) (x) in the case of each of Resources and CILCORP, the Closing Date, and (y) in the case of each Illinois Utility, its Accession Date, and (ii) each date as of which such Borrower is deemed to make the representations and warranties set forth in this Article under Section 4.4:

5.1.  Existence and Standing. Such Borrower and each of its Subsidiaries (other than any Project Finance Subsidiary or an SPC) is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

5.2.  Authorization and Validity. Such Borrower has the power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by such Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Loan Documents to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing.

5.3.  No Conflict; Government Consent. Neither the execution and delivery by such Borrower of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Borrower or any of its Subsidiaries or (ii) such Borrower’s or any Subsidiary’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating agreement or other management agreement, as the case may be, or (iii) the provisions of any indenture, any material instrument or any material agreement to which such Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with, or constitute a default under, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Borrower or a Subsidiary pursuant to the terms of, any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by such Borrower or any of its Subsidiaries, is required to be obtained by such Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings and issuances of Letters of Credit under this Agreement, the payment and performance by such Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

5.4.  Financial Statements. The consolidated financial statements of such Borrower, audited in the case of each Borrower other than Resources by PricewaterhouseCoopers LLP, as of and for the fiscal year ended December 31, 2005, and the unaudited consolidated balance sheet of such Borrower as of March 31, 2006, and the related unaudited statement of income and statement of cash flows for the three-month period then ended, copies of which have been furnished to each Lender, fairly present in all material respects (subject in the case of such balance sheet and statement of income for the period ended March 31, 2006, to year-end adjustments) the consolidated financial condition of such Borrower at such dates and the consolidated results of the operations of such Borrower for the periods ended on such dates, were prepared, except in the case of such unaudited statements, in accordance with generally accepted accounting principles in effect on the dates such statements were prepared (except for the absence of footnotes and subject to year end audit adjustments) and fairly present the consolidated financial condition and operations of such Borrower at such dates and the consolidated results of their operations for the periods then ended.

5.5.  Material Adverse Change. Since December 31, 2005, there has been no change in the business, Property, condition (financial or otherwise) or results of operations of such Borrower and its Subsidiaries (other than any Project Finance Subsidiary) which could reasonably be expected to have a Material Adverse Effect (a “Material Adverse Change”) with respect to such Borrower, except for the Disclosed Matters; provided, however, that neither (i) any ratings downgrade applicable to the Indebtedness of any Borrower or any of its Subsidiaries by Moody’s or S&P nor (ii) such Borrower’s or any of its Subsidiaries’ inability to place commercial paper in the capital markets, shall, in and of themselves, be deemed events constituting a Material Adverse Change.

5.6.  Taxes. Such Borrower and its Subsidiaries have filed all United States federal tax returns and all other material tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by such Borrower or any of its Subsidiaries, except in respect of such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists (except as permitted by Section 6.13.2). The Internal Revenue Service has closed audits of the United States federal income tax returns filed by CIPSCO, Inc. for all periods through the calendar taxable year ending December 31, 1997. The Internal Revenue Service has not closed audits of the United States federal income tax returns filed by any Borrower and its Subsidiaries for subsequent periods. No claims have been, or are being, asserted with respect to such taxes that could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower and no liens have been filed with respect to such taxes. The charges, accruals and reserves on the books of such Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

5.7.  Litigation and Contingent Obligations. Other than the Disclosed Matters, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of its officers, threatened against or affecting such Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect with respect to such Borrower or which seeks to prevent, enjoin or delay the making of any Loans to such Borrower. On the date of this Agreement, other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect with respect to such Borrower, such Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

5.8.  Subsidiaries. Schedule 1 contains an accurate list of all Subsidiaries of such Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by such Borrower or other Subsidiaries of such Borrower. All the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

5.9.  ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events that have occurred or are reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower.

5.10.  Accuracy of Information. The information, exhibits or reports with respect to such Borrower furnished to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents as of the date furnished do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

5.11.  Regulation U. Neither such Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (as defined in Regulation U), and after applying the proceeds of each Advance, margin stock (as defined in Regulation U) will constitute less than 25% of the value of those assets of such Borrower and its Subsidiaries that are subject to any limitation on sale, pledge, or any other restriction hereunder.

5.12.  Material Agreements. Neither such Borrower nor any of its Subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect with respect to such Borrower as described in clauses (ii) and/or (iii) of the definition thereof. Neither such Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement or instrument to which it is a party, which default could reasonably be expected to have a Material Adverse Effect with respect to such Borrower or (ii) any agreement or instrument evidencing or governing Indebtedness, which default could be reasonably expected to have a Material Adverse Effect with respect to such Borrower.

5.13.  Compliance With Laws. Except for the Disclosed Matters, such Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, non-compliance with which could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower.

5.14.  Ownership of Properties. On the date of this Agreement, such Borrower and its Subsidiaries have good title (except for minor defects in title that do not interfere with their ability to conduct their business as currently conducted or to utilize such properties for the intended purposes), free of all Liens other than those permitted by Section 6.13, to all of the assets material to such Borrower’s business reflected in such Borrower’s most recent consolidated financial statements provided to the Agent, as owned by such Borrower and its Subsidiaries.

5.15.  Plan Assets; Prohibited Transactions. Such Borrower is not an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and assuming the accuracy of the representations and warranties made in Section 9.12 and in any assignment made pursuant to Section 12.3.3, neither the execution of this Agreement nor the making of Loans hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

5.16.  Environmental Matters. In the ordinary course of its business, the officers of such Borrower consider the effect of Environmental Laws on the business of such Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to such Borrower due to Environmental Laws. On the basis of this consideration, such Borrower has concluded that, other than the Disclosed Matters, Environmental Laws cannot reasonably be expected to have a Material Adverse Effect with respect to such Borrower. Except for the Disclosed Matters, and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower, neither such Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment.

5.17.  Investment Company Act. Neither such Borrower nor any Subsidiary of such Borrower is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

5.18.  Regulatory Matters. (a) The Company is a “holding company” and each Illinois Utility and Resources is a “public-utility company”, as such terms are defined in the 2005 Act. CILCORP is a “holding company” but is not itself a “public utility” or a “public-utility company” as defined in the 2005 Act. Each Illinois Utility is a “public utility” as defined in the Illinois Public Utilities Act. Neither CILCORP nor Resources is a “public utility” as defined in the Illinois Public Utilities Act.

(b) The FERC, in accordance with the Federal Power Act, has (i) granted blanket authorization by order to each of IP and Resources to issue securities and assume liabilities, including borrowing under this Agreement, and (ii) issued an order authorizing the incurrence of short-term indebtedness by each of CIPS and CILCO in an aggregate principal amount outstanding not to exceed its FERC Limit, subject to, among other things, the condition that all such indebtedness be issued on or before March 31, 2008. Unless such authorization is no longer required by applicable laws and regulations (and the Agent shall have received confirmation thereof reasonably satisfactory to it), additional authorization from the FERC (or any governmental agency that succeeds to the authority of the FERC) will be necessary for each of CIPS and CILCO to obtain any Advances under this Agreement or to incur or issue short-term indebtedness, including without limitation Loans extended under this Agreement, after March 31, 2008. No authorization from FERC is required to permit CILCORP to borrow under this Agreement.

(c) No regulatory authorizations, approvals, consents, registrations, declarations or filings are required in connection with the borrowings by, and issuances of Letters of Credit for the account of, any Borrower hereunder or the performance by any Borrower of its Obligations, except for such as have been obtained and are in effect. As of the Closing Date, no regulatory authorizations, approvals, consents, registrations, declarations or filings are required in connection with the borrowings by, and issuances of Letters of Credit for the account of, any Borrower hereunder or the performance by any Borrower of its Obligations, except for (A) the aforesaid orders of the FERC (as listed on Schedule 4 hereto), and if an Illinois Utility has delivered the certificate referred to in Section 2.23(b), an order of the Illinois Commerce Commission authorizing the incurrence of long-term indebtedness through a date not earlier than the Commitment Termination Date shall have been obtained, and (B) the requirement that no later than the Accession Date with respect to an Illinois Utility, such Illinois Utility shall have received an order of the Illinois Commerce Commission authorizing, respectively (i) CILCO to execute, enter into and deliver the CILCO Credit Agreement Bond and the CILCO Supplemental Indenture, (ii) CIPS to execute, enter into and deliver the CIPS Credit Agreement Bond and the CIPS Supplemental Indenture and (iii) IP to execute, enter into and deliver the IP Credit Agreement Bond and the IP Supplemental Indenture.

5.19.  Insurance. Such Borrower maintains, and has caused each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance on all its Property in such amounts, subject to such deductibles and self-insurance retentions, and covering such properties and risks as are consistent with sound business practice.

5.20.  No Default or Unmatured Default. No Default or Unmatured Default has occurred and is continuing with respect to such Borrower.

5.21.  Collateral Matters.

5.21.1 CILCO. In the case of CILCO:

(i) The CILCO Credit Agreement Bond has been duly authorized by CILCO and, when delivered to the Agent under the CILCO Bond Delivery Agreement, the CILCO Credit Agreement Bond will have been duly executed, authenticated, issued and delivered, and will constitute a valid and legally binding obligation of CILCO entitled to participate ratably with the other First Mortgage Bonds from time to time outstanding thereunder in the security afforded by the CILCO Indenture. The CILCO Indenture has been duly authorized by CILCO and, at CILCO’s Accession Date, the CILCO Indenture (as supplemented and amended by the CILCO Supplemental Indenture) will be duly executed and delivered by CILCO and will be a valid and legally binding instrument, enforceable against CILCO in accordance with its terms, subject to the laws of the State of Illinois affecting the remedies for the enforcement of the security provided for therein and except as may be limited by (i) bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing.

(ii) The CILCO Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended. The issuance of the CILCO Credit Agreement Bond to the Agent is not required to be registered under the Securities Act of 1933, as amended.

(iii) Substantially all of the permanent, fixed properties of CILCO are owned in fee simple or are held under valid leases, in each case subject only to the liens of current mortgages (including the lien of the CILCO Indenture) and “excepted encumbrances” (as defined in the CILCO Indenture) and such minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the value or marketability of the properties subject thereto and do not materially impair the title of CILCO to its properties or its right to use its properties in connection with its business as presently conducted. The CILCO Indenture creates in favor of the CILCO Trustee for the ratable benefit of the holders of each outstanding series of First Mortgage Bonds issued under the CILCO Indenture, including the Agent as holder of the CILCO Credit Agreement Bond, a legal, valid and enforceable first priority security interest in substantially all the property, plant and equipment, franchises and related rights of CILCO and constitutes a perfected security interest in all such property and assets, subject to (A) Liens, reservations and exceptions permitted under the CILCO Indenture as in effect on the date hereof and under Section 6.13 and (B) the terms of the franchises, licenses, easements, leases, permits, contracts and other instruments under which such property and assets are held or operated.

(iv) Upon delivery of the CILCO Credit Agreement Bond to the Agent and unless the CILCO Credit Agreement Bond has been released by the Agent, the CILCO Credit Agreement Bond has been paid in full, or both CILCO’s Borrower Sublimit and CILCO’s Borrower Credit Exposure have been reduced to zero, (A) the CILCO Credit Agreement Bond is outstanding (to the extent both CILCO’s Borrower Sublimit and CILCO’s Borrower Credit Exposure have not been permanently reduced), (B) the Agent is the holder of the CILCO Credit Agreement Bond for all purposes under the CILCO Indenture (unless the Agent transfers the CILCO Credit Agreement Bond) and (C) the CILCO Credit Agreement Bond ranks pari passu with all other bonds and instruments issued pursuant to the CILCO Indenture.

(v) As of the Closing Date, after giving effect to the delivery of the CILCO Credit Agreement Bond to the Agent, (A) the principal amount of outstanding Indebtedness issued under the CILCO Indenture, including the principal amount of Indebtedness represented by the CILCO Credit Agreement Bond, is $368,200,000, and (B) the issuance availability under the CILCO Indenture (giving effect to any applicable “net earnings certificate” requirement) based upon "property additions" (as defined in the CILCO Indenture) or upon bonds that have been paid, retired, redeemed, canceled or surrendered for cancelation is not less than $25,000,000.

5.21.2 CIPS. In the case of CIPS:

(i) The CIPS Credit Agreement Bond has been duly authorized by CIPS and, when delivered to the Agent under the CIPS Bond Delivery Agreement, the CIPS Credit

Agreement Bond will have been duly executed, authenticated, issued and delivered, and will constitute a valid and legally binding obligation of CIPS entitled to participate ratably with the other First Mortgage Bonds from time to time outstanding thereunder in the security afforded by the CIPS Indenture. The CIPS Indenture has been duly authorized by CIPS and, at CIPS’s Accession Date, the CIPS Indenture (as supplemented and amended by the CIPS Supplemental Indenture) will be duly executed and delivered by CIPS and will be a valid and legally binding instrument, enforceable against CIPS in accordance with its terms, subject to the laws of the State of Illinois affecting the remedies for the enforcement of the security provided for therein and except as may be limited by (i) bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing.

(ii) The CIPS Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended. The issuance of the CIPS Credit Agreement Bond to the Agent is not required to be registered under the Securities Act of 1933, as amended.

(iii) Substantially all of the permanent, fixed properties of CIPS are owned in fee simple or are held under valid leases, in each case subject only to the liens of current mortgages (including the lien of the CIPS Indenture) and “permitted encumbrances and liens” (as defined in the CIPS Indenture) and such minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the value or marketability of the properties subject thereto and do not materially impair the title of CIPS to its properties or its right to use its properties in connection with its business as presently conducted. The CIPS Indenture creates in favor of the CIPS Trustee for the ratable benefit of the holders of each outstanding series of First Mortgage Bonds issued under the CIPS Indenture, including the Agent as holder of the CIPS Credit Agreement Bond, a legal, valid and enforceable first priority security interest in substantially all the property, plant and equipment, franchises and related rights of CIPS and constitutes a perfected security interest in all such property and assets, subject to (A) Liens, reservations and exceptions permitted under the CIPS Indenture as in effect on the date hereof and under Section 6.13 and (B) the terms of the franchises, licenses, easements, leases, permits, contracts and other instruments under which such property and assets are held or operated.

(iv) Upon delivery of the CIPS Credit Agreement Bond to the Agent and unless the CIPS Credit Agreement Bond has been released by the Agent, the CIPS Credit Agreement Bond has been paid in full, or both CIPS’s Borrower Sublimit and CIPS’s Borrower Credit Exposure have been reduced to zero, (A) the CIPS Credit Agreement Bond is outstanding (to the extent both CIPS’s Borrower Sublimit and CIPS’s Borrower Credit Exposure have not been permanently reduced), (B) the Agent is the holder of the CIPS Credit Agreement Bond for all purposes under the CIPS Indenture (unless the Agent transfers the CIPS Credit Agreement Bond) and (C) the CIPS Credit Agreement Bond ranks pari passu with all other bonds and instruments issued pursuant to the CIPS Indenture.

(v) As of the Closing Date, after giving effect to the delivery of the CIPS Credit Agreement Bond to the Agent, (A) the principal amount of outstanding Indebtedness issued under the CIPS Indenture, including the principal amount of Indebtedness represented by the CIPS Credit Agreement Bond, is $496,500,000, and (B) the issuance availability under the CIPS Indenture (giving effect to any applicable “net earnings” certificate requirement) based upon "bondable property" (as defined in the CIPS Indenture) or upon bonds that have been paid, canceled, redeemed or otherwise discharged is not less than $50,000,000.

5.21.3 IP. In the case of IP:

(i) The IP Credit Agreement Bond has been duly authorized by IP and, when delivered to the Agent under the IP Bond Delivery Agreement, the IP Credit Agreement Bond will have been duly executed, authenticated, issued and delivered, and will constitute a valid and legally binding obligation of IP entitled to participate ratably with the other First Mortgage Bonds from time to time outstanding thereunder in the security afforded by the IP Indenture. The IP Indenture has been duly authorized by IP and, at IP’s Accession Date, the IP Indenture (as supplemented and amended by the IP Supplemental Indenture) will be duly executed and delivered by IP and will be a valid and legally binding instrument, enforceable against IP in accordance with its terms, subject to the laws of the State of Illinois affecting the remedies for the enforcement of the security provided for therein and except as may be limited by (i) bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing.

(ii) The IP Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended. The issuance of the IP Credit Agreement Bond to the Agent is not required to be registered under the Securities Act of 1933, as amended.

(iii) Substantially all of the permanent, fixed properties of IP are owned in fee simple or are held under valid leases, in each case subject only to the liens of current mortgages (including the lien of the IP Indenture) and “Permitted Liens” (as defined in the IP Indenture) and such minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the value or marketability of the properties subject thereto and do not materially impair the title of IP to its properties or its right to use its properties in connection with its business as presently conducted. The IP Indenture creates in favor of the IP Trustee for the ratable benefit of the holders of each outstanding series of First Mortgage Bonds issued under the IP Indenture, including the Agent as holder of the IP Credit Agreement Bond, a legal, valid and enforceable first priority security interest in substantially all the property, plant and equipment, franchises and related rights of IP and constitutes a perfected security interest in all such property and assets, subject to (A) Liens, reservations and exceptions permitted under the IP Indenture as in effect on the date hereof and under Section 6.13 and (B) the terms of the franchises, licenses, easements, leases, permits, contracts and other instruments under which such property and assets are held or operated. The “Existing IPC Mortgage” (as defined in the IP Indenture) has been terminated and the Lien thereof released and there are no outstanding “Prior Bonds” (as defined in the IP Indenture).

(iv) Upon delivery of the IP Credit Agreement Bond to the Agent and unless the IP Credit Agreement Bond has been released by the Agent, the IP Credit Agreement Bond has been paid in full, or both IP’s Borrower Sublimit and IP’s Borrower Credit Exposure have been reduced to zero, (A) the IP Credit Agreement Bond is outstanding (to the extent both IP’s Borrower Sublimit and IP’s Borrower Credit Exposure have not been permanently reduced), (B) the Agent is the holder of the IP Credit Agreement Bond for all purposes under the IP Indenture (unless the Agent transfers the IP Credit Agreement Bond) and (C) the IP Credit Agreement Bond ranks pari passu with all other bonds and instruments issued pursuant to the CIPS Indenture.

(v) As of the Closing Date, after giving effect to the delivery of the IP Credit Agreement Bond to the Agent, (A) the principal amount of outstanding Indebtedness issued under the IP Indenture, including the principal amount of Indebtedness represented by the IP Credit Agreement Bond, is $922,373,000, and (B) the issuance availability under the IP Indenture (giving effect to any applicable “Net Earnings Certificate” requirement) based upon "Property Additions" or “Retired Bonds” (as such terms are defined in the IP Indenture) is not less than $100,000,000.

5.21.4 Resources. In the case of Resources:

(i) Each Resources Mortgage creates in favor of The Bank of New York Trust Company, N.A., as agent and mortgagee thereunder, for the ratable benefit of the “Secured Parties”, as defined under the Resources Collateral Agency Agreement, including the Agent and the Lenders, a legal, valid and enforceable first priority security interest in the Resources Mortgaged Property intended to be subject thereto and constitutes a perfected security interest in all such Resources Mortgaged Property intended to be subject thereto, subject to (A) “Permitted Encumbrances” and “Permitted Liens”, as defined in such Resources Mortgage as in effect on the date hereof and (B) the terms of the franchises, licenses, easements, leases, permits, contracts and other instruments under which the Resources Mortgaged Property is held or operated.

(ii) Taken collectively, the property subject to the liens of the Resources Mortgages constitutes substantially all of the real property, fixtures and operating equipment of Resources located at the E.D. Edwards plant in Bartonville, Illinois, and at the Duck Creek plant in Canton, Illinois, as reflected in the Property and Plant accounts on the balance sheet of Resources, together with, to the extent assignable, all licenses, permits, easements and similar rights necessary to the operation of such fixtures and operating equipment.

(iii) The representations and warranties made by Resources in the Resources Mortgages and the Resources Collateral Agency Agreement are true and correct in all material respects after giving effect to the Loans and the use of the proceeds contemplated herein and the issuance of the Letters of Credit except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

(iv) As of the Closing Date, after giving effect to the delivery of the Resources Mortgages, no Indebtedness other than the Obligations is secured by a Lien under any “Security Document”, as defined in the Resources Collateral Agency Agreement.

5.21.5 CILCORP. In the case of CILCORP:

(i) The CILCORP Pledge Agreement creates in favor of The Bank of New York, as collateral agent thereunder, for the ratable benefit of the “Secured Parties”, as defined under the CILCORP Pledge Agreement, including the Agent and the Lenders, a legal, valid and enforceable first priority security interest in the “Collateral”, as defined under the CILCORP Pledge Agreement, intended to be subject thereto and constitutes a perfected security interest in all such “Collateral”.

(ii) The “Collateral”, as defined under the CILCORP Pledge Agreement, includes all the common stock of CILCO.

(iii) The representations and warranties made by CILCORP in the CILCORP Pledge Agreement are true and correct in all material respects after giving effect to the Loans and the use of the proceeds contemplated herein and the issuance of the Letters of Credit except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

(iv) As of the Closing Date, after giving effect to the delivery of the CILCORP Pledge Agreement Supplement, the aggregate principal amount of the Indebtedness (other than the Obligations) secured by the Lien of the CILCORP Pledge Agreement is not in excess of $334,320,000.

(v) As of and after giving effect to the delivery of the CILCORP Pledge Agreement Supplement, the Obligations of CILCORP shall be “Additional Debt Obligations” under the CILCORP Pledge Agreement.

5.21.6 Collateral Documents. CILCO represents and warrants that the copy of the CILCO Indenture delivered to the Agent prior to the Closing Date is complete (except for the omission of supplemental indentures that provide solely for the establishment and issuance of particular series of bonds and the addition of property) and correct in all material respects as of each of the Closing Date and, except for the issuance of the CILCO Supplemental Indenture and supplemental indentures that provide solely for the establishment and issuance of particular series of bonds and the addition of property, CILCO’s Accession Date. CIPS represents and warrants that the copy of the CIPS Indenture delivered to the Agent prior to the Closing Date is complete (except for the omission of supplemental indentures that provide solely for the establishment and issuance of particular series of bonds and the addition of property) and correct in all material respects as of each of the Closing Date and, except for the issuance of the CIPS Supplemental Indenture and supplemental indentures that provide solely for the establishment and issuance of particular series of bonds and the addition of property, CIPS’s Accession Date. IP represents and warrants that the copy of the IP Indenture delivered to the Agent prior to the Closing Date is complete (except for the omission of supplemental indentures that provide solely for the establishment and issuance of particular series of bonds and the addition of property) and correct in all material respects as of each of the Closing Date and, except for the issuance of the IP Supplemental Indenture and supplemental indentures that provide solely for the establishment and issuance of particular series of bonds and the addition of property, IP’s Accession Date. CILCORP represents and warrants that the copy of the CILCORP Pledge Agreement delivered to the Agent prior to the Closing Date is complete and correct in all material respects as of the Closing Date.

ARTICLE VI

COVENANTS

From and after the Closing Date (or, in the case of each Illinois Utility, its Accession Date) and thereafter during the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

6.1.  Financial Reporting. Each Borrower will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Agent, and the Agent shall promptly deliver to each of the Lenders (it being agreed that the obligation of any Borrower to furnish the consolidated financial statements referred to in paragraphs 6.1.1 and 6.1.2 below may be satisfied by the delivery of annual and quarterly reports from such Borrower to the SEC on Forms 10-K and 10-Q containing such statements):

6.1.1   Within 90 days after the close of each fiscal year, such Borrower’s audited financial statements prepared in accordance with Agreement Accounting Principles (other than in the case of Resources, which will only be required to provide an unaudited balance sheet , income statement and statement of cash flows) on a consolidated basis, including balance sheets as of the end of such period, statements of income and statements of cash flows, accompanied (in the case of each Borrower other than Resources, which shall provide an officer’s certificate complying with the requirements set forth in Section 6.1.2) by (a) an audit report, unqualified as to scope, of a nationally recognized firm of independent public accountants; (b) any management letter prepared by said accountants, and (c) a certificate of said accountants that, in the course of their audit of the foregoing, they have obtained no knowledge that such Borrower failed to comply with certain terms, covenants and provisions of this Agreement as they relate to accounting matters, or, if in the opinion of such accountants any such failure shall have occurred, stating the nature and status thereof.

6.1.2   Within 45 days after the close of the first three quarterly periods of each of its fiscal years, such Borrower’s consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified as to fairness of presentation, compliance with Agreement Accounting Principles (except for the absence of footnotes and year-end adjustments) and consistency by its chief financial officer, controller or treasurer.

6.1.3   Together with the financial statements required under Sections 6.1.1 and 6.1.2, a compliance certificate in substantially the form of Exhibit B signed by such Borrower’s chief financial officer, controller or treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default with respect to such Borrower exists, or if any such Default or Unmatured Default exists, stating the nature and status thereof.

6.1.4   As soon as possible and in any event within 10 days after such Borrower knows that any ERISA Event has occurred that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of such Borrower, its Subsidiaries or any Commonly Controlled Entity in an aggregate amount exceeding $25,000,000, a statement, signed by the chief financial officer, controller or treasurer of such Borrower, describing said ERISA Event and the action which such Borrower proposes to take with respect thereto.

6.1.5   As soon as possible and in any event within 10 days after receipt by such Borrower, a copy of (a) any notice or claim to the effect that such Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by such Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

6.1.6   Promptly upon becoming aware thereof, notice of any upgrading or downgrading of the rating of such Borrower’s senior unsecured debt, commercial paper or First Mortgage Bonds by Moody’s or S&P.

6.1.7   Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

6.2.  Use of Proceeds and Letters of Credit. Each Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Advances for general corporate purposes, including without limitation, for working capital and other funding needs, to fund loans under and pursuant to the Money Pool Agreements, and to pay fees and expenses incurred in connection with this Agreement. Each Borrower shall use the proceeds of Advances in compliance with all applicable contractual, legal and regulatory requirements and any such use shall not result in a violation of any such requirements, including, without limitation, Regulation U and Regulation X, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. Each Borrower shall use the Letters of Credit for general corporate purposes.

6.3.  Notice of Default. Within five (5) Business Days after an Authorized Officer of any Borrower becomes aware thereof, such Borrower will, and will cause each Subsidiary to, give notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and, unless otherwise reported to the SEC in such Borrower’s (or, in the case of Resources, CILCORP’s or CILCO’s) filings under the Securities Exchange Act of 1934, of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

6.4.  Conduct of Business. Each Borrower will, and will cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise in which it is presently conducted or in a manner or fields of enterprise reasonably related thereto and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. Notwithstanding the foregoing, no Borrower shall be prohibited from dissolving any Inactive Subsidiary or from the sale of any Subsidiary or assets pursuant to governmental or regulatory order or pursuant to Section 6.11.

6.5.  Taxes. Each Borrower will, and will cause each of its Subsidiaries to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been recorded in accordance with Agreement Accounting Principles.

6.6.  Insurance. Each Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance on all its Property in such amounts, subject to such deductibles and self-insurance retentions, and covering such risks as is consistent with sound business practice, and such Borrower will furnish to any Lender upon request full information as to the insurance carried.

6.7.  Compliance with Laws; Federal Energy Regulatory Commission and Illinois Commerce Commission Authorization. (a) Each Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental

Laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower.

(b)   Each Borrower further agrees not to request any Advance or permit any Loan to remain outstanding hereunder in violation of any applicable FERC or Illinois Commerce Commission authorization described in Section 5.18 or any conditions thereof, as in effect from time to time.

6.8.  Maintenance of Properties. Subject to Section 6.11, each Borrower will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property used in the operation of its business in good repair, working order and condition (ordinary wear and tear excepted), and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

6.9.  Inspection; Keeping of Books and Records. Each Borrower will, and will cause each of its Subsidiaries to, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of such Borrower and each of its Subsidiaries, to examine and make copies of the books of accounts and other financial records of such Borrower and each of its Subsidiaries, and to discuss the affairs, finances and accounts of such Borrower and each of its Subsidiaries with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Agent or any Lender may designate. Each Borrower shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default with respect to a Borrower has occurred and is continuing, such Borrower, upon the Agent’s request, shall turn over copies of any such records to the Agent or its representatives.

6.10.  Merger. Each Borrower will not, nor will it permit any of its Subsidiaries to, merge or consolidate with or into any other Person, except (i) any Subsidiary other than a Borrower may merge or consolidate with a Borrower if such Borrower is the corporation surviving such merger, (ii) any Borrower may merge or consolidate with the Company if the Company is the corporation surviving such merger and becomes a Borrower hereunder succeeding to all the Obligations of such Borrower under documentation reasonably satisfactory to the Agent, (iii) any Subsidiary other than a Borrower may merge or consolidate with any other Subsidiary, provided that each Borrower’s aggregate direct and indirect ownership interest in the survivor thereof shall not be less than such Borrower’s direct and indirect ownership interest in either of such Subsidiaries prior to such merger, and (iv) any Borrower or any Subsidiary may merge or consolidate with any Person other than a Borrower or a Subsidiary if (a) such Person was organized under the laws of the United States of America or one of its States and (b) such Borrower or such Subsidiary is the corporation surviving such merger; provided that, in each case, after giving effect thereto, no Default with respect to such Borrower will be in existence.

6.11.  Dispositions of Assets. No Borrower will, or will permit any of its Subsidiaries to, lease, sell or otherwise dispose of its Property to any other Person, including any of its Subsidiaries, whether existing on the date hereof or hereafter created, except:

6.11.1   Sales of electricity, natural gas, emissions credits and other commodities in the ordinary course of business.

6.11.2   A disposition of assets by a Subsidiary of such Borrower (other than a Subsidiary of such Borrower that is itself a Borrower) to such Borrower or another Subsidiary of such Borrower.

6.11.3   A disposition by a Borrower, or any of its Subsidiaries, to one of its Subsidiaries of Property received by such Borrower or such Subsidiary after the date hereof from the Company, directly or indirectly through another Subsidiary, specifically for transfer to the Subsidiary of such Borrower.

6.11.4   The payment of cash dividends by the Company or any Subsidiary to holders of its equity interests.

6.11.5   Advances of cash in the ordinary course of business pursuant to the Money Pool Agreements or other intercompany borrowing arrangements with terms substantially similar to the Money Pool Agreements.

6.11.6   A disposition of obsolete property or property no longer used in the business of such Borrower or its Subsidiaries.

6.11.7   The transfer pursuant to a requirement of law or any regulatory authority having jurisdiction, of functional and/or operational control of (but not of title to) transmission facilities of such Borrower or its Subsidiaries to an Independent System Operator, Regional Transmission Organization or to some other entity which has responsibility for operating and planning a regional transmission system.

6.11.8   Dispositions pursuant to Leveraged Lease Sales.

6.11.9   [omitted].

6.11.10   Leases, sales or other dispositions by such Borrower or any of its Subsidiaries of its Property that, together with all other Property of such Borrower and its Subsidiaries previously leased, sold or disposed of (other than dispositions otherwise permitted by other provisions of this Section 6.11) since the Closing Date, do not constitute Property which represents more than fifteen percent (15%) of the Consolidated Tangible Assets of such Borrower as would be shown in the consolidated financial statements of such Borrower and its Subsidiaries as at the end of the fiscal year ending immediately prior to the date of any such lease, sale or other disposition.

6.11.11   Contributions, directly or indirectly, of capital, in the form of either debt or equity, by the Company or any Subsidiary to any Subsidiary of the Company.

6.11.12   Transactions under which the Borrower, or its Subsidiary, that disposes of its Property receives in return consideration (i) in a form other than equity, other ownership interests or indebtedness and (ii) of which at least 75% is cash and/or assumption of debt; provided that any such cash consideration so received, unless retained by such Borrower or its Subsidiary at all times prior to the repayment of all Obligations under this Agreement, shall be used (x) within twelve months of the receipt thereof for investment or reinvestment by such Borrower or its Subsidiary in its existing business or (y)  within six months of the receipt thereof to reduce Indebtedness of such Borrower or its Subsidiary, and provided further that after taking into account the assets disposed of by such Borrower and its Subsidiaries in the aggregate and any investment or reinvestment of the proceeds thereof in the business of such Borrower and its Subsidiaries, no such transaction shall result in such Borrower and its Subsidiaries as a whole having disposed of all or substantially all of their assets.

6.11.13   Transfers of Receivables (and rights ancillary thereto) pursuant to, and in accordance with the terms of, a Permitted Securitization.

Notwithstanding any other provision of this Agreement, (a) CILCORP shall not dispose of any common stock of CILCO held by it, and (b) Resources shall not dispose of either the E.D. Edwards plant or the Duck Creek plant substantially as an entirety nor shall Resources dispose of any asset the disposition of which would adversely affect in any material respect the operation or the value of either the E.D. Edwards plant or the Duck Creek plant.

6.12.  Indebtedness of Project Finance Subsidiaries, Investments in Project Finance Subsidiaries and Other Investments; Acquisitions.

6.12.1   Neither any Borrower nor any of its Subsidiaries shall be directly or indirectly, primarily or secondarily, liable for any Indebtedness or any other form of liability, whether direct, contingent or otherwise, of a Project Finance Subsidiary nor shall any Borrower or any of its Subsidiaries provide any guarantee of the Indebtedness, liabilities or other obligations of a Project Finance Subsidiary. Each Borrower will not, nor will it permit any of its Subsidiaries to, make or suffer to exist Investments in Project Finance Subsidiaries in excess of $100,000,000 in the aggregate for all the Borrowers and Subsidiaries at any time. Each Borrower will not, nor will it permit any of its Subsidiaries to, consummate any Acquisition other than an Acquisition (a) which is consummated on a non-hostile basis approved by a majority of the board of directors or other governing body of the Person being acquired and (b) which involves the purchase of a business line similar, related, complementary or incidental to that of such Borrower and its Subsidiaries as of the Closing Date unless the purchase price therefor is less than or equal to (i) $10,000,000 with respect thereto or (ii) $50,000,000 when taken together with all other Acquisitions consummated by all the Borrowers and Subsidiaries during the term of this Agreement which do not otherwise satisfy the conditions described above in this clause (b), and, as of the date of such

Acquisition and after giving effect thereto, no Default or Unmatured Default shall exist with respect to such Borrower.

6.12.2   No Borrower will, or will permit any of its Subsidiaries to, make any investment in, or lease, sell or otherwise dispose of any asset to, any Affiliate of the Company other than:

(i)   as would be permitted under Section 6.11.1, 6.11.2, 6.11.8 or 6.11.13,

(ii)  investments pursuant to cash management and money pool arrangements among the Company and its Affiliates (consistent with past practices and subject to compliance with record-keeping arrangements sufficient to allow at any time the identification of cash to the owners thereof at such time
       (it being understood that compliance with FERC or other applicable regulatory requirements to such effect shall be deemed sufficient)),

(iii) transfers of assets to an Affiliate of the Company for fair market value (or, to the extent obligatory under applicable regulatory requirements, book value) paid in cash or in the form of tangible assets useful in the business of the Borrower or Subsidiary making such transfer,

(iv) disposition by a Subsidiary to an Affiliate of the Company received by such Subsidiary after the Closing Date from the Company, directly or indirectly through another Subsidiary of the Company, specifically for disposition to such Affiliate,

(v)  any investment by a Borrower in, or any other disposition by a Borrower to, an Affiliate of the Company, provided that the aggregate book value of all such investments made and assets disposed of in reliance on this clause (v) after the Closing Date by such Borrower does not exceed
       25,000,000, and

(vi) the payment of cash dividends by a Borrower or any Subsidiary to holders of its equity interests, provided that the payment thereof is not prohibited by Section 6.21.

6.13.  Liens. Each Borrower will not, nor will it permit any of its Subsidiaries (other than a Project Finance Subsidiary) to, create, incur, or suffer to exist any Lien in, of or on the Property of such Borrower or any of its Subsidiaries, except:

6.13.1   Liens, if any, securing the Loans and other Obligations hereunder.

6.13.2   Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

6.13.3   Liens imposed by law, such as landlords’, wage earners’, carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

6.13.4   Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

6.13.5   Liens existing on the date hereof and described in Schedule 2.

6.13.6   Deposits securing liability to insurance carriers under insurance or self-insurance arrangements.

6.13.7   Deposits or accounts to secure the performance of bids, trade contracts or obligations (other than for borrowed money), vendor and service provider arrangements, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business.

6.13.8   Easements, reservations, rights-of-way, restrictions, survey exceptions and other similar encumbrances as to real property of such Borrower and its Subsidiaries which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not materially interfere with the conduct of the business of such Borrower or any such Subsidiary conducted at the property subject thereto.

6.13.9   Liens arising out of judgments or awards not exceeding $25,000,000 in the aggregate for all the Borrowers and Subsidiaries with respect to which appeals are being diligently pursued, and, pending the determination of such appeals, such judgments or awards having been effectively stayed.

6.13.10   Liens, securing obligations constituting neither obligations nor Contingent Obligations of the Borrower or any Subsidiary nor on account of which the Borrower or any Subsidiary customarily pays interest, upon real estate upon which the Borrower or any Subsidiary has a right-of-way, easement, franchise or other servitude or of which the Borrower or any Subsidiary is the lessee of the whole thereof or any interest therein, including, but not limited to, for the purpose of locating transmission and distribution lines and related support structures, pipe lines, substations, measuring stations, tanks, pumping or delivery equipment or similar equipment.

6.13.11   Liens arising by virtue of any statutory, contractual or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a depository institution.

6.13.12   Liens (a) on assets of Resources existing on the date hereof that are set forth on the title report delivered in connection with the title insurance obtained pursuant to Section 4.2.7 or otherwise set forth on Schedule 2 and (b) subject to Section 6.19.4, Liens created under a “Security Document”, as defined in the Resources Collateral Agency Agreement.

6.13.13   Liens (a) on assets of CIPS existing on the date hereof and (b) subject to Section 6.19.2, Liens created pursuant to the CIPS Indenture securing First Mortgage Bonds; provided that the Liens of such CIPS Indenture shall extend only to the property of CIPS (including, to the extent applicable, after acquired property) that is or would be covered by the Liens of the CIPS Indenture as in effect on the date hereof.

6.13.14   Any Liens existing on any assets of IP or any of its Subsidiaries or related trusts related to the Illinois Power Special Purpose Trust Transitional Funding Trust Notes, Series 1998-1.

6.13.15   Liens existing on any capital assets of any Subsidiary of such Borrower at the time such Subsidiary becomes a Subsidiary and not created in contemplation of such event.

6.13.16   Liens on any capital assets securing Indebtedness incurred or assumed for the purpose of financing or refinancing all or any part of the cost of acquiring or constructing such asset; provided that such Lien attaches to such asset concurrently with or within eighteen (18) months after the acquisition or completion of construction thereof.

6.13.17   Liens existing on any capital assets of any Subsidiary of such Borrower at the time such Subsidiary is merged or consolidated with or into such Borrower or any Subsidiary and not created in contemplation of such event.

6.13.18   Liens existing on any assets prior to the acquisition thereof by such Borrower or any of its Subsidiaries and not created in contemplation thereof; provided that such Liens do not encumber any other property or assets.

6.13.19   Liens (a) on the capital stock of CILCO and on the assets of CILCO and any other Subsidiary of CILCORP existing on the date hereof, and/or (b) subject to Section 6.19.1, created pursuant to the CILCO Indenture securing First Mortgage Bonds, and/or (c) subject to Section 6.19.5, created pursuant to the CILCORP Pledge Agreement; provided that the Liens of such CILCO Indenture or CILCORP Pledge Agreement shall extend only to the property (including, to the extent applicable, after acquired property) that is or would be covered by the Liens of the CILCO Indenture or CILCORP Pledge Agreement, as applicable, as in effect on the date hereof.

6.13.20   Undetermined Liens and charges incidental to construction.

6.13.21   Liens on Property or assets of a Subsidiary in favor of such Borrower or a Subsidiary that is directly or indirectly wholly owned by such Borrower.

6.13.22   Liens (a) on the assets of IP and any Subsidiary of IP existing on the date hereof and/or (b) subject to Section 6.19.3, created pursuant to the IP Indenture securing First Mortgage Bonds; provided that the Liens of such IP Indenture shall extend only to the property (including, to the extent applicable, after acquired property) that is or would be covered by the Liens of the IP Indenture as in effect on the date hereof.

6.13.23   Liens arising in connection with sales or transfers of, or financings secured by, Receivables, including Liens granted by an SPC to secure Indebtedness arising under a Permitted Securitization.

6.13.24   Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of Section 6.13.12 through 6.13.23; provided that (a) such Indebtedness is not secured by any additional assets, and (b) the amount of such Indebtedness secured by any such Lien is not increased.

6.13.25   Liens not described in Sections 6.13.1 through 6.13.24, inclusive, securing Indebtedness or other liabilities or obligations of a Borrower or its Subsidiaries in an aggregate principal amount outstanding for all such Liens not to exceed 10% of the Consolidated Tangible Assets of such Borrower at the time of the incurrence of any such Lien.

6.14.  Affiliates. Each Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction (including without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate (other than such Borrower and its Subsidiaries) except in the ordinary course of business and pursuant to the reasonable requirements of such Borrower’s or such Subsidiary’s business and, except to the extent that the terms and consideration of any such transaction are mandated, limited or otherwise subject to conditions imposed by any regulatory or government body, upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than such Borrower or such Subsidiary would obtain in a comparable arm’s-length transaction; provided, however, that this Section 6.14 shall not prohibit or restrict (i) transactions that provide for the purchase or sale of Property or services at cost that are entered into with any services company that is a Subsidiary of the Company, (ii) investments pursuant to cash management and money pool arrangements among the Company and its subsidiaries (consistent with past practices and subject to compliance with record-keeping arrangements sufficient to allow at any time the identification of cash to owners thereof at such time (it being understood that compliance with FERC or other applicable regulatory requirements to such effect shall be deemed sufficient)), (iii) customary sale and servicing transactions with an SPC pursuant to, and in accordance with the terms of, a Permitted Securitization, and (iv) payment of cash dividends pursuant to Section 6.12.2.

6.15.  Financial Contracts. Each Borrower will not, nor will it permit any of its Subsidiaries, to, enter into or remain liable upon any Rate Management Transactions except for those entered into in the ordinary course of business for bona fide hedging purposes and not for speculative purposes.

6.16.  Subsidiary Covenants. Each Borrower will not, and will not permit any of its Subsidiaries other than a Project Finance Subsidiary to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary other than a Project Finance Subsidiary (i) to pay dividends or make any other distribution on its common stock, (ii) to pay any Indebtedness or other obligation owed to such Borrower or any other Subsidiary of such Borrower, or (iii) to make loans or advances or other Investments in such Borrower or any other Subsidiary of such Borrower, in each case, other than (a) restrictions and conditions imposed by law or by this Agreement or the CILCORP Pledge Agreement, (b) restrictions and conditions existing on the date hereof, in each case as identified on Schedule 3 (without giving effect to any amendment or modification expanding the scope of any such restriction or condition), (c) customary restrictions and conditions relating to an SPC contained in agreements governing a Permitted Securitization, and (d) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder.

6.17.  Leverage Ratio. Each Borrower will not permit the ratio of (i) its Consolidated Indebtedness to (ii) its Consolidated Total Capitalization to be greater than 0.65 to 1.00 at any time for each Borrower; provided that Consolidated Indebtedness, solely as such term is used in, and solely for the purpose of, clause (i) of this Section 6.17, shall not include subordinated indebtedness which, by it terms, is subordinated to the Obligations on terms not less favorable to the Lenders than those set forth in Exhibit G (it being understood that any such subordinated indebtedness will be expressly subordinated to all Obligations, including Obligations in respect of Letters of Credit).

6.18.  Further Assurances.

6.18.1 CILCO. CILCO will, at the expense of CILCO, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such assurances or instruments and take such further steps relating to the CILCO Credit Agreement Bond as the Agent may reasonably require to maintain the validity and the continued enforceability of the CILCO Credit Agreement Bond as are generally consistent with the terms of this Agreement and the Loan Documents. Furthermore, CILCO will deliver to the Agent such opinions of counsel and other information and related documents as may be reasonably requested by the Agent to assure compliance with this Section 6.18.1. CILCO agrees that each action required by this Section 6.18.1 shall be completed as soon as reasonably practical, but in no event later than 30 days (or such greater number of days as the Agent may agree) after such action is requested to be taken by the Agent.

6.18.2 CIPS. CIPS will, at the expense of CIPS, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such assurances or instruments and take such further steps relating to the CIPS Credit Agreement Bond covered by any of the Loan Documents as the Agent may reasonably require to maintain the validity and the continued enforceability of the CIPS Credit Agreement Bond as are generally consistent with the terms of this Agreement and the Loan Documents. Furthermore, CIPS will deliver to the Agent such opinions of counsel and other information and related documents as may be reasonably requested by the Agent to assure compliance with this Section 6.18.2. CIPS agrees that each action required by this Section 6.18.2 shall be completed as soon as reasonably practical, but in no event later than 30 days (or such greater number of days as the Agent may agree) after such action is requested to be taken by the Agent.

6.18.3 IP. IP will, at the expense of IP, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such assurances or instruments and take such further steps relating to the IP Credit Agreement Bond as the Agent may reasonably require to maintain the validity and the continued enforceability of the IP Credit Agreement Bond as are generally consistent with the terms of this Agreement and the Loan Documents. Furthermore, IP will deliver to the Agent such opinions of counsel and other information and related documents as may be reasonably requested by the Agent to assure compliance with this Section 6.18.3. IP agrees that each action required by this Section 6.18.3 shall be completed as soon as reasonably practical, but in no event later than 30 days (or such greater number of days as the Agent may agree) after such action is requested to be taken by the Agent.

6.18.4 Resources. Resources will at the expense of Resources, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such assurances or instruments and take such further steps relating to the Resources Collateral Documents as the Agent may reasonably require to maintain the validity and the continued enforceability of the Resources Mortgages as are generally consistent with the terms of this Agreement and the Loan Documents, including as to any after-acquired property constituting part of the real property, fixtures and operating equipment of Resources located at the E.D. Edwards plant in Bartonville, Illinois, or at the Duck Creek plant in Canton, Illinois, as reflected in the Property and Plant accounts on the balance sheet of Resources or, to the extent assignable, constituting any license, permit, easement or similar right necessary to the operation of such fixtures and operating equipment. Furthermore, Resources will deliver to the Agent such opinions of counsel and other information and related documents as may be reasonably requested by the Agent to assure compliance with this Section 6.18.4. Resources agrees that each action required by this Section 6.18.4 shall be completed as soon as reasonably practical, but in no event later than 30 days (or such greater number of days as the Agent may agree) after such action is requested to be taken by the Agent.

6.18.5 CILCORP. CILCORP will at the expense of CILCORP, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such assurances or instruments and take such further steps relating to the CILCORP Collateral Documents as the Agent may reasonably require to maintain the validity and the continued enforceability of the CILCORP Pledge Agreement as are generally consistent with the terms of this Agreement and the Loan Documents. Furthermore, CILCORP will deliver to the Agent such opinions of counsel and other information and related documents as may be reasonably requested by the Agent to assure compliance with this Section 6.18.5. CILCORP agrees that each action required by this Section 6.18.5 shall be completed as soon as reasonably practical, but in no event later than 30 days (or such greater number of days as the Agent may agree) after such action is requested to be taken by the Agent.

6.19.  Other Indebtedness under Collateral Documents.

6.19.1 CILCO. CILCO shall at all times maintain at least $25,000,000 of issuance availability under the CILCO Indenture (giving effect to any applicable “net earnings certificate” requirement) based upon "property additions" (as defined in the CILCO Indenture) or upon bonds that have been paid, retired, redeemed, canceled or surrendered for cancelation.

6.19.2 CIPS. CIPS shall at all times maintain issuance availability under the CIPS Indenture (giving effect to any applicable “net earnings” certificate requirement) based upon "bondable property" (as defined in the CIPS Indenture) or upon bonds that have been paid, canceled, redeemed or otherwise discharged of (a) at all times prior to December 31, 2007, at least $50,000,000, (b) at all times on and after December 31, 2007, but prior to December 31, 2008, at least $100,000,000, and (c) at all times on and after December 31, 2008, at least $150,000,000.

6.19.3 IP. IP shall at all times maintain at least $100,000,000 of issuance availability under the IP Indenture (giving effect to any applicable “Net Earnings Certificate” requirement) based upon "Property Additions" or “Retired Bonds” (as such terms are defined in the IP Indenture).

6.19.4 Resources. Resources shall not at any time permit the aggregate principal amount of Indebtedness other than the Obligations that is secured by a Lien under any “Security Document”, as defined in the Resources Collateral Agency Agreement, to exceed $200,000,000.

6.19.5 CILCORP. CILCORP shall not at any time permit the aggregate principal amount of Indebtedness other than the Obligations that is secured by a Lien under the CILCORP Pledge Agreement to exceed $550,000,000.

6.20.  Amendments of Collateral Documents.

6.20.1 CILCO. CILCO will not amend, supplement, waive or terminate the CILCO Indenture in any manner that is materially adverse to the Lenders; provided the foregoing shall not prohibit CILCO from supplementing the CILCO Indenture in order to provide for the issuance of additional First Mortgage Bonds in accordance with the CILCO Indenture, subject to compliance with Section 6.19.1, or to add property to the lien of the CILCO Indenture, subject to compliance with Section 6.13.19.

6.20.2 CIPS. CIPS will not amend, supplement, waive or terminate the CIPS Indenture in any manner that is materially adverse to the Lenders; provided the foregoing shall not prohibit CIPS from supplementing the CIPS Indenture in order to provide for the issuance of additional First Mortgage Bonds in accordance with the CIPS Indenture, subject to compliance with Section 6.19.2, or to add property to the lien of the CIPS Indenture, subject to compliance with Section 6.13.13.

6.20.3 IP. IP will not amend, supplement, waive or terminate the IP Indenture in any manner that is materially adverse to the Lenders; provided the foregoing shall not prohibit IP from supplementing the IP Indenture in order to provide for the issuance of additional First Mortgage Bonds in accordance with the IP Indenture, subject to compliance with Section 6.19.3, or to add property to the lien of the IP Indenture, subject to compliance with Section 6.13.22.

6.20.4 Resources. Resources will not amend, supplement, waive or terminate the Resources Collateral Agency Agreement in any manner that is materially adverse to the Lenders; provided the foregoing shall not prohibit Resources from having outstanding up to $200,000,000 aggregate principal amount of Indebtedness secured ratably with the Obligations by the Resources Mortgaged Property in accordance with the Resources Collateral Agency Agreement if Resources, at its sole cost and expense, purchases additional title insurance so that the aggregate insurance is not less than the aggregate amount of (a) the greater at such time of the aggregate amount of the Borrower Credit Exposures and the Aggregate Commitment and (b) the amount of the additional Indebtedness, either in the form of amendments to the existing title insurance policies insuring the Resources Mortgages or new title insurance policies insuring the same. Resources will not amend, supplement, waive or terminate either Resources Mortgage without the prior written approval of the Required Lenders.

6.20.5 CILCORP. CILCORP will not amend, supplement, waive or terminate the CILCORP Pledge Agreement in any manner that is materially adverse to the Lenders; provided the foregoing shall not prohibit CILCORP from having outstanding up to $550,000,000 aggregate principal amount of Indebtedness secured ratably with the Obligations by a Lien under the CILCORP Pledge Agreement, subject to compliance with Section 6.19.5.

6.21.  Restricted Payments. (a) No Borrower will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, at any time that a Default shall have occurred and be continuing in respect of such Borrower.

(b) No Borrower will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, at any time that (i) the Moody’s Rating (as defined in the Pricing Schedule) in respect of such Borrower then in effect shall be Ba1 or lower, or no Moody’s Rating shall be in effect for such Borrower, or (ii) the S&P Rating (as defined in the Pricing Schedule) in respect of such Borrower then in effect shall be BB+ or lower, or no S&P Rating shall be in effect for such Borrower, provided that in the case of Resources, the restrictions set forth in this Section 6.21(b) shall not apply notwithstanding that Resources has no Moody’s Rating or no S&P Rating if Resources’ Consolidated Total Debt to Consolidated Operating Cash Flow Ratio (as defined in the Pricing Schedule) is less than or equal to 3.0 to 1.0, and provided further that notwithstanding the application of clause (i) or (ii) at any time, each Borrower may (subject to paragraph (a) above) declare and pay Restricted Payments in an aggregate amount during any fiscal year of such Borrower not to exceed $10,000,000.

6.22.  CILCO Preferred Stock. CILCO shall not issue any preferred stock if after giving effect to such issuance the aggregate liquidation value of all CILCO preferred stock issued after the Closing Date would exceed $50,000,000.

ARTICLE VII

DEFAULTS

The occurrence of any one or more of the following events in respect of any Borrower shall constitute a Default with respect to such Borrower:

7.1. Any representation or warranty made or deemed made by or on behalf of such Borrower (including any representation or warranty deemed made by such Borrower as to one of its Subsidiaries) to the Lenders, the Issuing Banks or the Agent under or in connection with this Agreement, any Collateral Document, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made or deemed made.

7.2. Such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries, shall fail to pay in respect of any Obligation owing by it (i) principal of any Loan when due, or (ii) interest upon any Loan or any Facility Fee or other Obligations under any of the Loan Documents within five (5) Business Days after such interest, fee or other Obligation becomes due.

7.3. The breach by such Borrower of any of the terms or provisions of Section 6.2, 6.3, 6.9, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.19, 6.20, 6.21 and 6.22.

7.4. The breach by such Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any Collateral Document which is not remedied within fifteen (15) days after the earlier to occur of (i) written notice from the Agent or any Lender to such Borrower or (ii) an Authorized Officer otherwise becoming aware of any such breach.

7.5. Failure of such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries), to pay when due any Material Indebtedness; or the default by such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries) in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any Material Indebtedness Agreement or any other event shall occur or condition exist (except for a “Triggering Event” under IP’s 11½% Mortgage Bonds due 2010 which does not also cause an event of default thereunder), the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; or any Material Indebtedness of such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries) shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof (except in the case of or related to a “Triggering Event” under IP’s 11½% Mortgage Bonds due 2010 which does not also cause an event of default thereunder); or such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries), shall not pay, or admit in writing its inability to pay, its debts generally as they become due; provided that no Default shall occur under this Section 7.5 as a result of (i) any notice of voluntary prepayment delivered by such Borrower or any Subsidiary with respect to any Indebtedness, or (ii) any voluntary sale of assets by such Borrower or any Subsidiary permitted hereunder as a result of which any Indebtedness secured by such assets is required to be prepaid.

7.6. Such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries or an SPC) shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7, or (vii) become unable, admit in writing its inability or fail generally to pay its debts as they become due.

7.7. Without the application, approval or consent of such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than a Project Finance Subsidiary or an SPC ), a receiver, trustee, examiner, liquidator or similar official shall be appointed for such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than a Project Finance Subsidiary or an SPC) or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than a Project Finance Subsidiary or an

SPC) and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries or an SPC), which, when taken together with all other Property of such Borrower or, in the case of CILCORP, CILCORP and its Subsidiaries (other than Project Finance Subsidiaries or an SPC), so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion of its Property.

7.9. Such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries or an SPC) shall fail within 45 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $25,000,000 (or the equivalent thereof in currencies other than Dollars) in the aggregate (net of any amount covered by insurance), or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

7.10. An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of such Borrower, its Subsidiaries or any Commonly Controlled Entity in an aggregate amount exceeding $25,000,000.

7.11. Nonpayment when due (after giving effect to any applicable grace period) by such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries or an SPC) of obligations or settlement amounts under Rate Management Transactions in an aggregate amount of $10,000,000 or more, or the breach (beyond any grace period applicable thereto) by such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than Project Finance Subsidiaries or an SPC) of any term, provision or condition contained in any Rate Management Transaction the effect of which is to cause, or to permit the counterparty(ies) thereof to cause, the termination of such Rate Management Transaction resulting in liability of such Borrower or, in the case of CILCORP, CILCORP and such Subsidiaries for obligations and/or settlement amounts under such Rate Management Transactions in an aggregate amount of $10,000,000 or more.

7.12. Any Change in Control with respect to such Borrower shall occur.

7.13. Such Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries, shall (i) be the subject of any proceeding or investigation pertaining to the release by such Borrower (or, in the case of CILCORP, CILCORP or any of its Subsidiaries) or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law; which, in the case of an event described in clause (i) or clause (ii), has resulted in liability to such Borrower or, in the case of CILCORP, CILCORP and its Subsidiaries, in an amount equal to $50,000,000 or more (in the case of CILCORP, in the aggregate for CILCORP and all its Subsidiaries), which liability is not paid, bonded or otherwise discharged within 45 days or which is not stayed on appeal and being appropriately contested in good faith.

7.14. Any Loan Document shall fail to remain in full force or effect with respect to such Borrower or in respect of any Lien thereunder intended to secure the Obligations of such Borrower or any such Lien (subject to Liens and exceptions permitted by the Loan Documents) shall fail to constitute a perfected first priority Lien securing the Obligations of such Borrower, or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Loan Document with respect to such Borrower or any Lien or the priority of any Lien intended to secure the Obligations of such Borrower.

7.15. Any event shall occur or condition shall exist (i) in the case of CILCO, under the CILCO Indenture or any agreement or instrument relating to any Indebtedness thereunder and shall continue after the applicable grace period, if any, specified in the CILCO Indenture or such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of any Indebtedness secured by the CILCO Indenture; (ii) in the case of CIPS, under the CIPS Indenture or any agreement or instrument relating to any Indebtedness thereunder and shall continue after the applicable grace period, if any, specified in the CIPS Indenture or such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of any Indebtedness secured by the CIPS Indenture; (iii) in the case of IP, under the IP Indenture or any agreement or instrument relating to any Indebtedness thereunder and shall continue after the applicable grace period, if any, specified in the IP Indenture or such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of any Indebtedness secured by the IP Indenture; (iv) in the case of Resources, under any agreement or instrument relating to any Indebtedness secured by any “Security Document”, as defined in the Resources Collateral Agency Agreement, if the effect of such event or condition is to accelerate the maturity of such Indebtedness; and (v) in the case of CILCORP, under any agreement or instrument relating to any Indebtedness secured by the CILCORP Pledge Agreement, if the effect of such event or condition is to accelerate the maturity of such Indebtedness.

7.16. (a) In the case of CILCO, (i) the CILCO Credit Agreement Bond shall cease to be outstanding for any reason other than (A) both CILCO’s Borrower Sublimit and CILCO’s Borrower Credit Exposure have been reduced to zero, (B) the payment in full of the CILCO Credit Agreement Bond or (C) the return by the Agent of the CILCO Credit Agreement Bond to CILCO or the CILCO Trustee, or (ii) the Agent, on behalf of the Lenders, shall cease at any time to be the holder of the CILCO Credit Agreement Bond for all purposes of the CILCO Indenture (unless the CILCO Credit Agreement Bond is transferred by the Agent); (b) in the case of CIPS, (i) the CIPS Credit Agreement Bond shall cease to be outstanding for any reason other than (A) both CIPS’s Borrower Sublimit and CIPS’s Borrower Credit Exposure have been reduced to zero, (B) the payment in full of the CIPS Credit Agreement Bond or (C) the return by the Agent of the CIPS Credit Agreement Bond to CIPS or the CIPS Trustees, or (ii) the Agent, on behalf of the Lenders, shall cease at any time to be the holder of the CIPS Credit Agreement Bond for all purposes of the CIPS Indenture (unless the CIPS Credit Agreement Bond is transferred by the Agent); or (c) in the case of IP, (i) the IP Credit Agreement Bond shall cease to be outstanding for any reason other than (A) both IP’s Borrower Sublimit and IP’s Borrower Credit Exposure have been reduced to zero, (B) the payment in full of the IP Credit Agreement Bond or (C) the return by the Agent of the IP Credit Agreement Bond to IP or the IP Trustee, or (ii) the Agent, on behalf of the Lenders, shall cease at any time to be the holder of the IP Credit Agreement Bond for all purposes of the IP Indenture (unless the IP Credit Agreement Bond is transferred by the Agent).

ARTICLE VIII

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

8.1.  Acceleration. If any Default described in Section 7.6 or 7.7 occurs with respect to a Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than any Project Finance Subsidiary or an SPC), the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder to such Borrower shall automatically terminate and the Obligations of such Borrower shall immediately become due and payable without any election or action on the part of the Agent, any Issuing Bank or any Lender. If any other Default occurs with respect to a Borrower or, in the case of CILCORP, CILCORP or any of its Subsidiaries (other than any Project Finance Subsidiary or an SPC to the extent excluded from such Default by the provisions of Article VII), the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder to such Borrower, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which such Borrower hereby expressly waives.

If, after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to such Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to such Borrower, rescind and annul such acceleration and/or termination.

8.2.  Amendments. Subject to the provisions of this Section 8.2, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or thereunder or waiving any Default hereunder or thereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:

8.2.1   Extend the final maturity of any Revolving Loan or LC Disbursement or postpone any payment of principal of any Revolving Loan or LC Disbursement or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon (other than a waiver of the application of the default rate of interest pursuant to Section 2.14 hereof).

8.2.2   Waive any condition set forth in Section 4.4, reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the Pro Rata Share in this Agreement to act on specified matters or amend the definition of “Pro Rata Share”.

8.2.3   Extend the Commitment Termination Date or, other than as expressly permitted by the terms of Section 2.23, the Maturity Date applicable to any Borrower, or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2, or increase the amount of the Commitment of any Lender hereunder or change the definition of Borrower Sublimit hereunder, or permit any Borrower to assign its rights or obligations under this Agreement or change Section 2.15 or 2.8.3 in a manner that would alter the pro rata sharing of payments or the application of reductions of commitments on a ratable basis required thereby.

8.2.4   Terminate the interest of the Agent in all or any portion of the CILCO Credit Agreement Bond, the CIPS Credit Agreement Bond or the IP Credit Agreement Bond without the written consent of each Lender or consent to the release all or substantially all the Resources Mortgaged Property from the Liens of the Resources Mortgages or the release all or substantially all the collateral under the CILCORP Pledge Agreement from the Lien thereof securing the Obligations, in each case unless both the Borrower Sublimit and the Borrower Credit Exposure of the applicable Borrower have been reduced to zero.

8.2.5   Amend this Section 8.2.

No amendment of any provision of this Agreement relating to the Agent, any Issuing Bank or the Swingline Lender shall be effective without the written consent of the Agent, such Issuing Bank or the Swingline Lender, as the case may be. The Agent may waive payment of the fee required under Section 12.3.3 without obtaining the consent of any other party to this Agreement. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrowers, the Required Lenders and the Agent if (i) by the terms of such agreement any remaining Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Advance made by it and all other amounts owing to it or accrued for its account under this Agreement.

8.3.  Preservation of Rights. No delay or omission of the Lenders, the Agent or the Issuing Banks to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or Unmatured Default or the inability of a Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by, or by the Agent with the consent of, the requisite number of Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth.

All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the Issuing Banks and the Lenders until all of the Obligations have been paid in full.

8.4.  Release of Liens. Notwithstanding any other provision in this Agreement to the contrary, the Agent is hereby authorized, and shall, without any further action or consent of the Lenders, (i) release or consent to the release of any Lien securing the Obligations in respect of any asset disposed of to any Person that is not an Affiliate of the Borrower disposing of such asset in accordance with the provisions of Section 6.11 or any asset disposed of by a Borrower or one of its Subsidiaries to any Affiliate of the Company (other than to any of such disposing Borrower’s Subsidiaries) in accordance with the provisions of Section 6.12.2, (ii) surrender the CILCO Credit Agreement Bond to the CILCO Trustee for cancellation when each of the Borrower Sublimit and the Borrower Credit Exposure of CILCO have been reduced to zero and all fees and other amounts payable by CILCO with respect to the Obligations of CILCO have been duly paid, (iii) surrender the CIPS Credit Agreement Bond to the CIPS Trustees for cancellation when each of the Borrower Sublimit and the Borrower Credit Exposure of CIPS have been reduced to zero and all fees and other amounts payable by CIPS with respect to the Obligations of CIPS have been duly paid, and (iv) surrender the IP Credit Agreement Bond to the IP Trustee for cancellation when each of the Borrower Sublimit and the Borrower Credit Exposure of IP have been reduced to zero and all fees and other amounts payable by IP with respect to the Obligations of IP have been duly paid. This Section 8.4 does not require any consent of Lenders or release by the Agent in connection with the release of property from the Lien of the CIPS Indenture, the CILCO Indenture or the IP Indenture that is made in accordance with the respective requirements of those instruments.

ARTICLE IX

GENERAL PROVISIONS

9.1.  Survival of Representations. All representations and warranties of the Borrowers contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

9.2.  Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to any Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

9.3.  Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.4.  Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Agent and the Lenders, and between the Agent and the Lenders on one hand, and the Borrowers individually on the other hand, and supersede all prior agreements and understandings among and between such parties, as the case may be, relating to the subject matter thereof other than those contained in the fee letters described in Section 10.13 which shall survive and remain in full force and effect during the term of this Agreement.

9.5.  Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders and the Issuing Banks hereunder are several and not joint and no Lender or Issuing Bank shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender or any Issuing Bank to perform any of its obligations hereunder shall not relieve any other Lender or any Issuing Bank from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that each Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement (it being acknowledged that Section 9.6 may be enforced against any Borrower only to the extent of the amounts for which such Borrower is liable under the terms of such Section).

9.6.  Expenses; Indemnification.

(i)
Subject to paragraph (iii) below, the Illinois Utilities and the Borrowers shall reimburse the Agent and each Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys’ and paralegals’ fees and time charges of attorneys for the Agent (including local counsel if determined by the Agent to be advisable in connection with the perfection of security interests and the issuance and pledge of the CILCO Credit Agreement Bonds, the CIPS Credit Agreement Bonds or the IP Credit Agreement Bonds), which attorneys may be employees of the Agent, and expenses of and fees for other advisors and professionals engaged by the Agent or such Arranger) paid or incurred by the Agent or such Arranger in connection with the investigation, preparation, negotiation, documentation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment, modification and administration of the Loan Documents. Subject to paragraph (iii) below, the Illinois Utilities and the Borrowers also agree to reimburse the Agent, each Arranger, the Issuing Banks and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys’ and paralegals’ fees and time charges and expenses of attorneys and paralegals for the Agent, such Arranger, the Issuing Banks and the Lenders, which attorneys and paralegals may be employees of the Agent, such Arranger, the Issuing Banks or the Lenders) paid or incurred by the Agent, such Arranger, any Issuing Bank or any Lender in connection with the collection of the Obligations and enforcement of the Loan Documents.

(ii)
Subject to paragraph (iii) below, the Illinois Utilities and the Borrowers hereby further agree to indemnify the Agent, each Arranger, each Issuing Bank, each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, any Arranger, any Issuing Bank, any Lender or any affiliate is a party thereto, and all attorneys’ and paralegals’ fees, time charges and expenses of attorneys and paralegals of the party seeking indemnification, which attorneys and paralegals may or may not be employees of such party seeking indemnification) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they have resulted, as determined in a final non-appealable judgment by a court of competent jurisdiction, from the gross negligence or willful misconduct of the party seeking indemnification

(iii)
Each amount payable under paragraph (i) or (ii) of this Section shall be an obligation of, and shall be discharged by (a) to the extent arising out of acts, events and circumstances related to a particular Illinois Utility or Borrower, such Illinois Utility or Borrower and (b) otherwise, all the Illinois Utilities and Borrowers, with each of them being severally liable for its Contribution Percentage of such amount.

(iv)
To the extent that the Illinois Utilities and the Borrowers fail to pay any amount required to be paid by them to the Agent, either Arranger, any Issuing Bank or the Swingline Lender under paragraph (i) or (ii) of this Section, each Lender severally agrees to pay to the Agent, such Arranger, such Issuing Bank or the Swingline Lender, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent, such Arranger, such Issuing Bank or the Swingline Lender in its capacity as such.

(v)
The obligations of the Illinois Utilities and the Borrowers under this Section 9.6 shall survive the termination of this Agreement and, as to each Borrower, the Maturity Date applicable to such Borrower.

9.7.  Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders, to the extent that the Agent deems necessary.

9.8.  Accounting. Except as provided to the contrary herein, all accounting terms used in the calculation of any financial covenant or test shall be interpreted and all accounting determinations hereunder in the calculation of any financial covenant or test shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by any Borrower or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at such Borrower’s request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating such Borrower’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment. Notwithstanding the foregoing, all financial statements to be delivered by such Borrower pursuant to Section 6.1 shall be prepared in accordance with generally accepted accounting principles in effect at such time.

9.9.  Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.10.  Nonliability. The relationship between the Borrowers individually on the one hand and the Lenders and the Agent on the other hand shall be solely that of borrower and lender. None of the Agent, any Arranger, any Issuing Bank or any Lender shall have any fiduciary responsibilities to the Borrowers. None of the Agent, any Arranger, any Issuing Bank or any Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the Borrowers’ businesses or operations. The Borrowers agree that none of the Agent, any Arranger, any Issuing Bank or any Lender shall have liability to the Borrowers (whether sounding in tort, contract or otherwise) for losses suffered by the Borrowers in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. None of the Borrowers, the Agent, any Arranger, any Issuing Bank or any Lender shall have any liability with respect to, and each of the Agent, each Arranger, each Issuing Bank, each Lender and each Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by it in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

9.11.  Confidentiality. Each Lender and each Issuing Bank agrees to hold any confidential information which it may receive from any Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Borrowers, Lenders or Issuing Banks and their respective Affiliates, for use solely in connection with the transactions contemplated hereby, (ii) to legal counsel, accountants, and other professional advisors to such Lender or Issuing Bank or to a Transferee, in each case which have been informed as to the confidential nature of such information, for use solely in connection with the transactions contemplated hereby, (iii) to regulatory officials having jurisdiction over it or its Affiliates, (iv) to any Person as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender or Issuing Bank is a party, (vi) to such Lender’s or Issuing Bank’s direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, in each case which have been informed as to the confidential nature of such information, (vii) as permitted by

Section 12.4 and (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to this Agreement or the Advances hereunder.

9.12.  Lenders Not Utilizing Plan Assets. Each Lender and Designated Lender represents and warrants that none of the consideration used by such Lender or Designated Lender to make its Loans constitutes for any purpose of ERISA or Section 4975 of the Code assets of any “plan” as defined in Section 3(3) of ERISA or Section 4975 of the Code and the rights and interests of such Lender or Designated Lender in and under the Loan Documents shall not constitute such “plan assets” under ERISA.

9.13.  Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for herein.

9.14.  Disclosure. The Borrowers and each Lender and each Issuing Bank hereby acknowledge and agree that each Lender, each Issuing Bank and their Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrowers and their Affiliates.

9.15.  USA Patriot Act. Each Lender and each Issuing Bank hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with its requirements. The Borrowers shall promptly following a request by the Agent or any Lender, provide all documentation and other information that the Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations including the USA Patriot Act.

ARTICLE X

THE AGENT

10.1.  Appointment; Nature of Relationship. JPMCB is hereby appointed by each of the Lenders and each of the Issuing Banks as its contractual representative (herein referred to as the “Agent”) hereunder and under each other Loan Document, and each of the Lenders and the each of the Issuing Banks irrevocably authorizes the Agent to act as the contractual representative of such Lender and such Issuing Bank with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term “Agent,” it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender or any Issuing Bank by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders and the Issuing Banks with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ and the Issuing Banks’ contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders or the Issuing Banks, (ii) is a “representative” of the Lenders and the Issuing Banks within the meaning of the term “secured party” as defined in the New York Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders and the Issuing Banks hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

10.2.  Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties or fiduciary duties to the Lenders or the Issuing Banks, or any obligation to the Lenders or the Issuing Banks to take any action thereunder except any action specifically provided by the Collateral Documents to be taken by the Agent. Without limiting any other power granted under any Loan Document, each Lender authorizes and directs the Agent to vote all the interests of the Lenders as a single bloc based upon the direction of the Required Lenders as contemplated by any Loan Document.

10.3.  General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrowers, the Lenders or any Lender or any Issuing Bank for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final, non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

10.4.  No Responsibility for Loans, Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender and each Issuing Bank; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrowers or any guarantor of any of the Obligations or of any of the Borrowers’ or any such guarantor’s respective Subsidiaries. The Agent shall have no duty to disclose to the Lenders or the Issuing Banks information that is not required to be furnished by the Borrowers to the Agent at such time, but is voluntarily furnished by the Borrowers to the Agent (either in its capacity as Agent or in its individual capacity).

10.5.  Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or all of the Lenders in the event that and to the extent that this Agreement expressly requires such), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders (or all of the Lenders in the event that and to the extent that this Agreement expressly requires such). The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction in writing by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

10.6.  Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders or the Issuing Banks, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and the Issuing Banks and all matters pertaining to the Agent’s duties hereunder and under any other Loan Document.

10.7.  Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

10.8.  Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to the their Pro Rata Shares of the Aggregate Commitment (or, if the Aggregate Commitment has been terminated, of the Aggregate Revolving Credit Exposure) (determined as of the date of any such request by the Agent) (i) for any amounts not reimbursed by the Borrowers for which the Agent is entitled to reimbursement by the Borrowers under the Loan Documents, (ii) to the extent not paid by the Borrowers, for any other expenses incurred by the Agent on behalf of the Lenders or the Issuing Banks, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders or Issuing Banks) and (iii) to the extent not paid by the Borrowers, for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders or Issuing Banks), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent, (ii) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof and (iii) the Agent shall reimburse the Lenders for any amounts the Lenders have paid to the extent such amounts are subsequently recovered from the Borrowers. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations, termination and expiration of the Letters of Credit and termination of this Agreement.
10.9.  Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or a Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a “notice of default”. In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Borrowers, the Lenders and the Issuing Banks.

10.10.  Rights as a Lender. In the event the Agent is a Lender or an Issuing Bank, the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Credit Extensions as any Lender or any Issuing Bank and may exercise the same as though it were not the Agent, and the term “Lender” or “Lenders” or “Issuing Bank” shall, at any time when the Agent is a Lender or an Issuing Bank, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with each Borrower or any of its Subsidiaries in which such Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

10.11.  Independent Credit Decision. Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Agent, any Arranger or any other Lender or any other Issuing Bank and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Agent, any Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

10.12.  Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Banks and the Borrowers, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders, with the consent of the Borrowers (which consent shall not be unreasonably withheld or delayed; provided that such consent shall not be required in the event and continuation of a Default), shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders or consented to by the Borrowers within thirty days after the resigning Agent’s giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Borrowers or any

Lender or any Issuing Bank, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrowers shall make all payments in respect of the Obligations to the applicable Lenders and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term “Prime Rate” as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent.

10.13.  Agent and Arranger Fees. Each Borrower agrees to pay to the Agent and each Arranger, for their respective accounts, the agent and arranger fees agreed to by such Borrower, the Agent and the Arrangers pursuant to the letter agreements dated May 30, 2006, or as otherwise agreed from time to time.

10.14.  Delegation to Affiliates. The Borrowers, the Lenders and the Issuing Banks agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles IX and X.

10.15.  Syndication Agent and Documentation Agents. The Lender identified in this Agreement as the “Syndication Agent” and the Lenders identified in this Agreement as the “Documentation Agents” shall have no right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, such Lenders shall not have or be deemed to have a fiduciary relationship with any other Lender. Each Lender hereby makes the same acknowledgements with respect to such Lenders as it makes with respect to the Agent in Section 10.11.

ARTICLE XI

SETOFF; RATABLE PAYMENTS

11.1.  Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if a Borrower becomes insolvent, however evidenced, or any Default occurs with respect to a Borrower, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender (including the Swingline Lender) or any Affiliate of any Lender or any Issuing Bank to or for the credit or account of such Borrower may be offset and applied toward the payment of the Obligations owing by such Borrower to such Lender or such Issuing Bank, whether or not the Obligations, or any part thereof, shall then be due.

11.2.  Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Revolving Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a participation in the Aggregate Revolving Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Revolving Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Revolving Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

ARTICLE XII

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

12.1.  Successors and Assigns; Designated Lenders.

12.1.1    Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers, the Agent, the Issuing Banks and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents without the prior written consent of the Agent, each Lender and each Issuing Bank, (ii) any assignment by any Lender must be made in compliance with Section 12.3, and (iii) any transfer by Participants must be made in compliance with Section 12.2. Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 12.3.2. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and this Section 12.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank, (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee or (z) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to direct or indirect contractual counterparties in swap agreements relating to the Loans; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

12.1.2   Designated Lenders.

(i)
Subject to the terms and conditions set forth in this Section 12.1.2, any Lender may from time to time elect to designate an Eligible Designee to provide all or any part of the Loans to be made by such Lender pursuant to this Agreement; provided that the designation of an Eligible Designee by any Lender for purposes of this Section 12.1.2 shall be subject to the approval of the Agent (which consent shall not be unreasonably withheld or delayed). Upon the execution by the parties to each such designation of an agreement in the form of Exhibit F hereto (a “Designation Agreement”) and the acceptance thereof by the Agent, the Eligible Designee shall become a Designated Lender for purposes of this Agreement. The Designating Lender shall thereafter have the right to permit the Designated Lender to provide all or a portion of the Loans to be made by the Designating Lender pursuant to the terms of this Agreement and the making of such Loans or portion thereof shall satisfy the obligations of the Designating Lender to the same extent, and as if, such Loan was made by the Designating Lender. As to any Loan made by it, each Designated Lender shall have all the rights a Lender making such Loan would have under this Agreement and otherwise; provided, (x) that all voting rights under this Agreement shall be exercised solely by the Designating Lender, (y) each Designating Lender shall remain solely responsible to the other parties hereto for its obligations under this Agreement, including the obligations of a Lender in respect of Loans made by its Designated Lender and (z) no Designated Lender shall be entitled to reimbursement under Article III hereof for any amount which would exceed the amount that would have been payable by the Borrowers to the Lender from which the Designated Lender obtained any interests hereunder. No additional Notes shall be required with respect to Loans provided by a Designated Lender; provided, however, to the extent any Designated Lender shall advance funds, the Designating Lender shall be deemed to hold the Notes in its possession as an agent for such Designated Lender to the extent of the Loan funded by such Designated Lender. Such Designating Lender shall act as administrative agent for its Designated Lender and give and receive notices and communications hereunder. Any payments for the account of any Designated

Lender shall be paid to its Designating Lender as administrative agent for such Designated Lender and neither the Borrowers nor the Agent shall be responsible for any Designating Lender’s application of such payments. In addition, any Designated Lender may (1) with notice to, but without the consent of, the Borrowers or the Agent, assign all or portions of its interests in any Loans to its Designating Lender or to any financial institution consented to by the Agent providing liquidity and/or credit facilities to or for the account of such Designated Lender and (2) subject to advising any such Person that such information is to be treated as confidential in accordance with Section 9.11, disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any guarantee, surety or credit or liquidity enhancement to such Designated Lender.

(ii)
Each party to this Agreement hereby agrees that it shall not institute against, or join any other Person in instituting against, any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law for one year and a day after the payment in full of all outstanding senior indebtedness of any Designated Lender. This Section 12.1.2 shall survive the termination of this Agreement.

12.2.  Participations.

12.2.1   Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities (“Participants”) participating interests in any Revolving Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Revolving Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

12.2.2   Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 8.2.

12.2.3   Benefit of Certain Provisions. The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. The Borrowers further agree that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 3.1, 3.2 or 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrowers, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.

12.3.  Assignments.

12.3.1   Permitted Assignments. Any Lender may at any time assign to one or more banks or other entities (“Purchasers”) all or any part of its rights and obligations under the Loan Documents. Such assignment shall be evidenced by an agreement substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto (each such agreement, an “Assignment Agreement”). Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Revolving Credit Exposure of the assigning Lender or (unless each of the Borrowers and the Agent otherwise consents) be in an aggregate amount not less than $5,000,000. The amount of the assignment shall be based on the Commitment or, if the Commitments have been terminated, the Revolving Credit Exposure subject to the assignment, determined as of the date of such assignment or as of the “Trade Date,” if the “Trade Date” is specified in the Assignment Agreement. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement.

12.3.2   Consents. The consent of the Borrowers shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund, provided that the consent of the Borrowers shall not be required if (i) a Default has occurred and is continuing or (ii) such assignment is in connection with the physical settlement of any Lender’s obligations to direct or indirect contractual counterparties in swap agreements relating to the Loans; provided, that the assignment without the Borrowers’ consent pursuant to clause (ii) shall not increase the Borrowers’ liability under Section 3.5. The consent of the Agent and each Issuing Bank shall be required prior to an assignment becoming effective. Any consent required under this Section 12.3.2 shall not be unreasonably withheld or delayed (except that any Issuing Bank may withhold such consent in its sole discretion).

12.3.3   Effect; Effective Date. Upon (i) delivery to the Agent of an Assignment Agreement, together with any consents required by Sections 12.3.1 and 12.3.2, and (ii) payment of a $3,500 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The Assignment Agreement shall contain a representation and warranty by the Purchaser to the effect that none of the funds, money, assets or other consideration used to make the purchase and assumption of the Commitment and Revolving Credit Exposure under the applicable Assignment Agreement constitutes “plan assets” as defined under ERISA and that the rights, benefits and interests of the Purchaser in and under the Loan Documents will not be “plan assets” under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights, benefits and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Commitment and Revolving Credit Exposure, if any, assigned to such Purchaser without any further consent or action by the Borrowers, the Lenders or the Agent. In the case of an assignment covering all of the assigning Lender’s rights, benefits and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the Loan Documents. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.3 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.2. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.3, the transferor Lender, the Agent and the Borrowers shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that, upon cancellation and surrender to the Borrowers of the Notes (if any) held by the transferor Lender, new Notes or, as appropriate, replacement Notes are issued to such transferor Lender, if applicable, and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments (or, if such Commitments have been terminated, their respective Revolving Credit Exposure), as adjusted pursuant to such assignment.

12.3.4   Register. The Agent, acting solely for this purpose as an agent of the Borrowers (and the Borrowers hereby designate the Agent to act in such capacity), shall maintain at one of its offices in New York, New York a copy of each Assignment and Assumption delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of and interest on the Loans owing to, each Lender pursuant to the terms hereof from time to time and whether such Lender is an original Lender or assignee of another Lender pursuant to an assignment under this Section 13.3. The entries in the Register shall be conclusive, absent manifest error and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

12.4.  Dissemination of Information. The Borrowers authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the creditworthiness of the Borrowers and their Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

12.5.  Tax Certifications. If any interest in any Loan Document is transferred to any Transferee which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

ARTICLE XIII

NOTICES

13.1.  Notices.

(a)   Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(ii)	if to any Borrower, to it in care of Ameren Corporation, 1901 Chouteau Avenue, St. Louis, MO 63103, Attention of Jerre E. Birdsong, Vice President and Treasurer (Telecopy No. (314) 554-3066);

(iii)	if to the Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin, 10th Floor, Houston, TX 77002, Attention: Sylvia Gutierrez

(Telecopy No. (713) 427-6307), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017, Attention of Michael J. DeForge (Telecopy No. (212) 270-3098);

(iv)	if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(a)   Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Agent and the applicable Lender. The Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(b)   Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

13.2.  Change of Address. Any Borrower, the Agent, any Issuing Bank and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

ARTICLE XIV

COUNTERPARTS

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Agent, the Issuing Banks and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

ARTICLE XV

CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

15.1 CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

15.2 CONSENT TO JURISDICTION. EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH BORROWER HEREBY

IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

15.3 WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement as of the date first above written.

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY,
by
/s/ Jerre E. Birdsong
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY,
by
/s/ Jerre E. Birdsong
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

ILLINOIS POWER COMPANY,
by
/s/ Jerre E. Birdsong
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

SIGNATURE PAGE TO
AMEREN CORPORATION
ILLINOIS CREDIT AGREEMENT

AMERENENERGY RESOURCES GENERATING COMPANY,
by
/s/ Jerre E. Birdsong
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

CILCORP INC.,
by
/s/ Jerre E. Birdsong
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

SIGNATURE PAGE TO
AMEREN CORPORATION
ILLINOIS CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Agent, as a Lender and as an Issuing Bank,
by
/ s/ Michael J. DeForge
Name: Michael J. DeForge
Title: Vice President

BARCLAYS BANK PLC, as Syndication Agent, as a Lender and as an Issuing Bank,
by
/s/ David Barton
Name: David Barton
Title: Associate Director

SIGNATURE PAGE TO
AMEREN CORPORATION
ILLINOIS CREDIT AGREEMENT

LENDER:  The Bank of New York
by
/s/ Raymond J. Palmer
Name: Raymond J. Palmer
Title: Vice President

LENDER:  The Bank of Tokyo - Mitsubishi UFJ, Ltd.
                   Chicago Branch
by
/s/ Tsuguyuki Umene
Name: Tsuguyuki Umene
Title: Deputy General Manager

LENDER:  BNP Paribas
by
/s/ Mark A. Renaud
Name: Mark A. Renaud
Title: Managing Director

by
/s/ Dan Cozine
Name: Dan Cozine
Title: Managing Director

LENDER:  CITICORP USA, INC.
by
/s/ Dhaya Ranganathan
Name Dhaya Ranganathan
Title: Director

LENDER: COMMERCE BANK, N.A.
by
/s/ Douglas P. Best
Name: Douglas P. Best
Title: Vice President

LENDER:  Fifth Third Bank, a Michigan Banking Corp.
by
/s/ Robert M. Sander
Name: Robert M. Sander
Title: Vice President

LENDER:  LEHMAN BROTHERS BANK, FSB
by
/s/ Gary Taylor
Name: Gary Taylor
Title: Senior Vice President

LENDER:  MELLON BANK, N.A.
by
/s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

LENDER:  National City Bank of the Midwest
by
/s/ Eric Hartman
Name: Eric Hartman
Title: Vice President

LENDER:  The Northern Trust Company
by
/s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

LENDER:  UBS Loan Finance LLC
by
/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director Banking Products Services, US

by
/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Associate Director Banking Products Services, US

LENDER:  UMB Bank, N.A.
by
/s/ Cecil G. Wood
Name: Cecil G. Wood
Title: Executive Vice President

LENDER:  U.S. Bank National Association
by
/s/ Karen Meyer
Name: Karen Meyer
Title: Vice President

LENDER:  Wachovia Bank National Association
by
/s/ Shawn Young
Name: Shawn Young
Title: Vice President

LENDER:  WILLIAM STREET COMMITMENT
                   CORPORATION (Recourse only to assets of
                   William Street Commitment Corporation)
by
/s/ Mark Walton
Name: Mark Walton
Title: Assistant Vice President

______________________
* For Lenders requiring an additional signature.

SIGNATURE PAGE TO
AMEREN CORPORATION
ILLINOIS CREDIT AGREEMENT

COMMITMENT SCHEDULE

COMMITMENT SCHEDULE TO
ILLINOIS CREDIT AGREEMENT

Lender	Commitment
JPMorgan Chase Bank, N.A.	$50,000,000
Barclays Bank PLC	50,000,000
BNP Paribas	43,250,000
The Bank of New York	43,250,000
Wachovia Bank, National Association	43,250,000
William Street Commitment Corporation	38,000,000
Citicorp USA, Inc.	34,600,000
U.S. Bank, N.A.	34,600,000
UBS Loan Finance LLC	34,600,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	27,500,000
Lehman Brothers Bank, FSB	21,000,000
Fifth Third Bank	20,475,000
National City Bank	20,475,000
Commerce Bank, N.A.	10,000,000
Mellon Bank, N.A.	10,000,000
The Northern Trust Company	10,000,000
UMB Bank, N.A.	9,000,000

Aggregate Commitment	$500,000,000

LC COMMITMENT SCHEDULE

LC COMMITMENT SCHEDULE TO
ILLINOIS CREDIT AGREEMENT

Issuing Bank	LC Commitment
JPMorgan Chase Bank, N.A.	$250,000,000
Barclays Bank PLC	250,000,000

PRICING SCHEDULE

Applicable Margin or Fee Rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status
Eurodollar Margin/LC Participation Fee (when Usage ≤ 50.0%)	0.150%	0.300%	0.600%	0.825%	1.000%	1.375%
Floating Rate Margin (when Usage ≤ 50.0%)	0.000%	0.000%	0.000%	0.000%	0.000%	0.375%
Eurodollar Margin/LC Participation Fee (when Usage > 50.0%)	0.280%	0.480%	0.850%	1.075%	1.250%	1.625%
Floating Rate Margin (when Usage > 50.0%)	0.000%	0.000%	0.000%	0.075%	0.250%	0.625%
Facility Fee	0.100%	0.125%	0.150%	0.175%	0.250%	0.375%

“Level I Status” exists at any date if, on such date, the applicable entity’s Moody’s Rating is A2 or better or the applicable entity’s S&P Rating is A or better.

“Level II Status” exists at any date if, on such date, (i) the applicable entity has not qualified for Level I Status and (ii) the applicable entity’s Moody’s Rating is A3 or better or the applicable entity’s S&P Rating is A- or better.

“Level III Status” exists at any date if, on such date, (i) the applicable entity has not qualified for Level I Status or Level II Status and (ii) the applicable entity’s Moody’s Rating is Baa1 or better or the applicable entity’s S&P Rating is BBB+ or better.

“Level IV Status” exists at any date if, on such date, (i) the applicable entity has not qualified for Level I Status, Level II Status or Level III Status and (ii) the applicable entity’s Moody’s Rating is Baa2 or better or the applicable entity’s S&P Rating is BBB or better.

“Level V Status” exists at any date if, on such date, (i) the applicable entity has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the applicable entity’s Moody’s Rating is Baa3 or better or the applicable entity’s S&P Rating is BBB- or better.

“Level VI Status” exists at any date if, on such date, the applicable entity has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, or Level V Status.

“Moody’s Rating” means, at any time, the public rating issued by Moody’s Investors Service, Inc. (“Moody's”) and then in effect with respect to (i) in the case of an Illinois Utility, such entity’s senior secured long-term debt securities without third-party credit enhancement or such entity’s First Mortgage Bond obligations without third-party credit enhancement and (ii) in the case of CILCORP, such entity's senior unsecured long-term debt securities without third party credit enhancement; provided that if the applicable entity does not have any such rating, Level VI Status shall exist. In the case of Resources, “Moody’s Rating” means, at any time, one of the following three ratings (in the order in which they are referred based on availability and, in each case, without third-party credit enhancement): (i) the public rating issued by Moody's and then in effect with respect to Resources' Advances and other Obligations; (ii) the public rating issued by Moody's and then in effect with respect to Resources' senior secured long-term debt securities; or (iii) the rating one level above the public rating issued by Moody's and then in effect with respect to Resources' senior unsecured and unsubordinated long-term debt securities.

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“S&P Rating” means, at any time, the public rating issued by Standard and Poor’s Rating Services, a division of The McGraw Hill Companies, Inc. (“S&P”), and then in effect with respect to (i) in the case of an Illinois Utility, such entity’s senior secured long-term debt securities without third-party credit enhancement or such entity's First Mortgage Bond obligations without credit enhancement and (ii) in the case of CILCORP, such entity's senior unsecured long-term debt securities without third party credit enhancement; provided that if the applicable entity does not have any such rating, Level VI Status shall exist. In the case of Resources, “S&P Rating” means, at any time, one of the following three ratings (in the order in which they are referred based on availability and, in each case, without third-party credit enhancement): (i) the public rating issued by S&P and then in effect with respect to Resources' senior secured long-term debt securities; (ii) the public rating issued by S&P and then in effect with respect to Resources' Advances and other Obligations, or (iii) the rating one level above the public rating issued by S&P and then in effect with respect to Resources' senior unsecured and unsubordinated long-term debt securities.

“Status” means Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

“Usage” refers to the Aggregate Revolving Credit Exposure on any date reflected as a percentage of the Aggregate Commitment on such date (and shall be deemed to be greater than 50% on any date when the Aggregate Commitment is zero).

All capitalized terms used but not defined in this Pricing Schedule shall have the meanings assigned thereto in the Credit Agreement to which this Pricing Schedule is attached.

The Applicable Margin shall be determined in accordance with the foregoing table based on the applicable Borrower’s Status as determined from its then-current Moody’s Rating and S&P Rating; provided that in the event that Resources has neither a Moody’s Rating nor an S&P Rating, the Applicable Margin applicable to Resources shall be determined based on the Ratio Table below. The Applicable Fee Rate shall be determined (a) with respect to Facility Fees of each entity, in accordance with this Pricing Schedule, using such entity’s Status and such entity's Contribution Percentage and (b) with respect to LC Participation Fees, in accordance with the foregoing table based on the applicable Borrower’s Status; provided that in the event that Resources has neither a Moody’s Rating nor an S&P Rating, the Applicable Fee Rate applicable to Resources shall be determined based on the Ratio Table below. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date.

If the applicable entity is split-rated and the ratings differential is one level, then each rating agency will be deemed to have a rating in the higher level. If the applicable entity is split-rated and the ratings differential is two levels or more, then each rating agency will be deemed to have a rating one level above the lower rating, unless either rating is below BB+ or unrated (in the case of S&P) or below Ba1 or unrated (in the case of Moody’s), in which case each rating agency will be deemed to have a rating in the lower level. Notwithstanding the foregoing, in the event that Resources has only one rating, the Applicable Margin or Applicable Fee Rate shall be determined by taking the arithmetic average of the Applicable Margin or Applicable Fee Rate from the Pricing Schedule based upon the rating of Resources and the Applicable Margin or Applicable Fee Rate from the Ratio Table.

At any time that the Applicable Margin or the Applicable Fee Rate of Resources shall be based upon the Ratio Table below, the financial reporting required will include reporting for Resources to be specified by the Agent in connection with the determination of such pricing.

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Ratio Table

Consolidated Total Debt to Consolidated Cash Flow Ratio	Eurodollar Margin/LC Participation Fee (when Usage ≤ 50.0%)	Floating Rate Margin (when Usage ≤ 50.0%)	Eurodollar Margin/LC Participation Fee (when Usage > 50.0%)	Floating Rate Margin (when Usage > 50.0%)	Facility Fee
Level I less than 1.0:1.0	0.150%	0.000%	0.280%	0.000%	0.100%
Level II 1.0:1.0 or greater, but less than 1.5:1.0	0.300%	0.000%	0.480%	0.000%	0.125%
Level III 1.5:1.0 or greater, but less than 2.0:1.0	0.600%	0.000%	0.850%	0.000%	0.150%
Level IV 2.0:1.0 or greater but less than 2.5:1.0	0.825%	0.000%	1.075%	0.075%	0.175%
Level V 2.5:1.0 or greater but less than 3.0:1.0	1.000%	0.000%	1.250%	0.250%	0.250%
Level VI 3.0:1.0 or greater	1.375%	0.375%	1.625%	0.625%	0.375%

For purposes of the table above, the following terms shall have the meanings set forth below:

“Consolidated Total Debt to Consolidated Operating Cash Flow Ratio” means, at any date of determination, the ratio of Consolidated Indebtedness of Resources as at the end of the most recently ended fiscal quarter for which financial statements have been delivered to Consolidated Cash Flow of Resources for such fiscal quarter and the immediately preceding three fiscal quarters.

“Consolidated Indebtedness” means, at any time, the Indebtedness of Resources and its Subsidiaries which would be consolidated in the consolidated financial statements of Resources and such Subsidiaries in accordance with Agreement Accounting Principles on a consolidated basis at such time, excluding Permitted Securitizations and the subordinated indebtedness specified in the proviso of Section 6.17 of the Agreement.

“Consolidated Operating Cash Flow” means, for any period, the sum of the amounts which would appear in accordance with Agreement Accounting Principles on the consolidated statement of cash flow of Resources in the “Cash Flow from Operating Activities” section before, and without including amounts under or described as “changes in assets and liabilities”.

SCHEDULE 1
SCHEDULE 1

SUBSIDIARIES
(See Section 5.8)

SUBSIDIARIES OF CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

                                                                                                              Jurisdiction of                                                      Owned                                                  Percent
                           Subsidiary                                                                  Organization                                                         By                                                      Ownership

1.  CIPS Energy, Inc.                                                                                 Illinois                                                 Central Illinois Public Service Company          100%
1

SUBSIDIARIES OF CILCORP INC.

Subsidiary	Jurisdiction of Organization	Owned By	Percent Ownership

1. Central Illinois Light Company	Illinois	CILCORP Inc.	100%

2. CILCO Exploration and Development Co.	Illinois	Central Illinois Light Company	100%

3. AmerenEnergy Resources Generating Company	Illinois	Central Illinois Light Company	100%

4. CILCO Energy Corporation	Illinois	Central Illinois Light Company	100%

5. CIM Energy Investment Inc.	Illinois	CILCORP Inc.	100%

6. QST Enterprises Inc.	Illinois	CILCORP Inc.	100%

7. QST Energy Inc.	Illinois	QST Enterprises Inc.	100%

8. QST Energy Trading Inc.	Illinois	QST Energy Inc.	100%

9. CILCORP Infraservices Inc.	Illinois	QST Enterprises Inc.	100%

10. QST Inc.	Illinois	QST Enterprises Inc.	100%

11. ESE Land Corporation	Illinois	QST Enterprises Inc.	100%

12. Savannah Resources Corp.	California	ESE Land Corporation	100%

13. ESE Placentia Development Corporation	Illinois	ESE Land Corporation	100%

14. CILCORP Venture Inc.	Illinois	CILCORP Inc.	100%

15. CILCORP Energy Services Inc.	Illinois	CILCORP Venture Inc.	100%

16. Agricultural Research & Development Corp	Illinois	CILCORP Venture Inc..	80%

2

SUBSIDIARIES OF CILCO

Subsidiary	Jurisdiction of Organization	Owned By	Percent Ownership

1. CILCO Exploration and Development Co.	Illinois	Central Illinois Light Company	100%

2. AmerenEnergy Resources Generating Company	Illinois	Central Illinois Light Company	100%

3. CILCO Energy Corporation	Illinois	Central Illinois Light Company	100%

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SUBSIDIARIES OF ILLINOIS POWER COMPANY

Subsidiary	Jurisdiction of Organization	Owned By	Percent Ownership

1. IP Gas Supply Company	Illinois	Illinois Power Company	100%

2. Illinois Power Transmission Company, LLC	Delaware	Illinois Power Company	100%

3. Illinois Power Securitization Limited Liability Company	Delaware	Illinois Power Company	100%

4. Illinois Power Special Purpose Trust	Delaware	Illinois Power Securitization Limited Liability Company	100%

5. Illinois Power Financing I	Delaware	Illinois Power Company	100%

6. Illinois Power Financing II	Delaware	Illinois Power Company	100%

4

SCHEDULE 2
SCHEDULE 2

LIENS
(see Section 6.13.5)

None

1

SCHEDULE 3
SCHEDULE 3

RESTRICTIVE AGREEMENTS
(see Section 6.13.5)

Following are the agreements or other arrangements existing as of the effective date of the Credit Agreement dated as of July 14, 2006, (the “Agreement”), among the Borrowers, the lending institutions identified therein as Lenders and JPMorgan Chase Bank, as Administrative Agent that prohibit, restrict or impose any condition upon the ability of any Borrower or any Subsidiary (other than a Project Finance Subsidiary) to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary other than a Project Finance Subsidiary (i) to pay dividends or make any other distribution on its common stock, (ii) to pay any Indebtedness or other obligation owed to such Borrower or any other Subsidiary of such Borrower, or (iii) to make loans or advances or other Investments in such Borrower or any other Subsidiary of such Borrower. The following list does not include restrictions and conditions imposed by law or by the above-referenced Agreement. Terms defined in the above-referenced Agreement are used herein with the same meanings.

CIPS

CIPS Restated Articles of Incorporation: Dividend Restriction. So long as any shares of the Cumulative Preferred Stock of CIPS are outstanding, dividends on CIPS’ common stock are restricted at any time when the ratio of common stock equity to total capitalization is not in excess of 25 percent.

CIPS Indenture of Mortgage dated October 1, 1941, as supplemented and amended: Dividend Restriction. So long as any of the present First Mortgage Bonds issued under this indenture are outstanding, no dividends may be declared or paid on CIPS’ common stock, unless during the period from December 31, 1940 to the date of payment of such dividends, the amounts expended by CIPS for maintenance and repairs, plus the amounts provided for depreciation of the mortgaged properties, plus the accumulations to earned surplus shall be at least equal to the amount required to be expended by CIPS during such period for the purposes specified in Section 1 of Article VII of this indenture.

CILCORP

CILCORP (as successor to Midwest Energy, Inc.) Indenture dated as of October 18, 1999, as supplemented and/or amended: Limitation on Distributions. CILCORP shall not make or pay any dividend, distribution or payment (including by way of redemption, repurchase, retirement, return or repayment) in respect of shares of its capital stock to any of its shareholders unless there exists no event of default under such indenture and no such event of default will result from the making of such distribution, and either (a) at the time and as a result of making such distribution CILCORP’s leverage ratio does not exceed 0.67:1 and CILCORP’s interest coverage ratio is not less than 2.2:1, or (b) if CILCORP is not in compliance with the ratios described in clause (a) above, its senior long-term debt ratings are at least BB+ from S&P, Baa2 from Moody’s and BBB from Fitch, Inc.

CILCORP (as successor to Midwest Energy, Inc.) Indenture dated as of October 18, 1999, as supplemented and/or amended: Limitation on Intercompany Loans. CILCORP shall not make any intercompany loan to The AES Corporation or any of its affiliates (other than CILCORP or any of its direct or indirect subsidiaries) unless there exists no event of default under such indenture and no such event of default will result from the making of such intercompany loan, and either (a) at the time and as a result of making such intercompany loan CILCORP’s leverage ratio does not exceed 0.67:1 and CILCORP’s interest coverage ratio is not less than 2.2:1, or (b) if CILCORP is not in compliance with the ratios described in clause (a) above, its senior long-term debt ratings are at least BB+ from S&P, Baa2 from Moody’s and BBB from Fitch, Inc.

CILCORP Pledge Agreement dated as of October 18, 1999, as amended or supplemented: Encumbrance on CILCO Common Dividends. Common stock of CILCO is pledged as collateral to holders of CILCORP indebtedness issued under the indenture referred to above. Also included as collateral are all dividends, cash, instruments and other property and proceeds distributed in respect of such common stock excluding all cash dividends paid so long as no event of default shall have occurred and be continuing. Any and all (i) dividends and other distributions (other than cash dividends) received, receivable or otherwise distributed in respect of, or in exchange for, any collateral (including the CILCO common stock) and (ii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any collateral, shall be delivered to the collateral agent under this agreement to hold as collateral.

CILCORP By-Laws: Limitation on Intercompany Loans. CILCORP may not make loans or advances to its parent or any of its affiliates with the exception of subsidiaries of CILCORP. CILCORP also may not acquire obligations or securities of its parent or any of its affiliates with the exception of subsidiaries of CILCORP.

CILCO

CILCO Articles of Incorporation: Dividend Restriction. No dividends shall be paid on CILCO’s common stock if, at the time of declaration, the balance of retained earnings does not equal at least two times the annual dividend requirement on all outstanding shares of preferred stock and amounts to be paid or set aside for any sinking fund for the retirement of Class A Preferred Stock of any series have not been paid or set aside.

IP

IP 11 ½% Mortgage Bonds due 2010: Triggering Events. A “Triggering Event” will occur under these bonds if IP declares or pays any dividends or makes any other payment or distribution with respect to IP’s common stock, or makes any loan to or certain investments in any affiliate other than a subsidiary, unless the aggregate amount of such payments, along with other restricted payments defined in the related financing documents, do not exceed $5 million in the aggregate, or unless a) no default would occur as the result of making such payment, b) at the time of, and after giving effect to such payment, IP would be able to incur additional indebtedness pursuant to a fixed charge coverage ratio test set forth in the related financing documents, and c) such payment, along with all other such restricted payments made since the offering date of these bonds is less than the sum of 50% of consolidated net income of IP since the offering of these bonds plus net cash proceeds received by IP through equity infusions or other permitted means. Upon the occurrence of a “Triggering Event,” the holders of at least 25% of these bonds will be able to require the redemption of these bonds at a redemption price equal to 100% of the aggregate principal amount plus accrued and unpaid interest. IP will not be subject to the “Triggering Events” described above at any time that these bonds are rated investment grade by both S&P and Moody’s.

2

Illinois Power Securitization Limited Liability Company - as “Grantee” under Illinois Power Special Purpose Trust $864,000,000 Illinois Power Special Purpose Trust Transitional Funding Trust Notes, Series 1998-1: Limitation on Intercompany Loans. Grantee may not make any loan, advance or certain other investments to or in any other person.

Illinois Power Special Purpose Trust $864,000,000 Illinois Power Special Purpose Trust Transitional Funding Trust Notes, Series 1998-1: Dividend Restriction. So long as any Transitional Funding Trust Notes are outstanding, the Trust shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or similar security in or of the Trust, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security or (c) set aside or otherwise segregate any amounts for any such purpose; provided, however, that, if no event of default shall have occurred and be continuing, the Trust may make, or cause to be made, any such distributions to any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or similar security in or of the Trust using funds distributed to the Trust under certain provisions of the indenture relating to the Transitional Funding Trust Notes providing for payment to the Trust of balance of Trust accounts after principal of and premium, if any, and interest on all Transitional Funding Trust Notes of all series and a number of other amounts have been paid, to the extent that such distributions would not cause the book value of the remaining equity in the Trust to decline below 0.5% of the original principal amount of all series of Transitional Funding Trust Notes which remain outstanding.

Illinois Power Special Purpose Trust $864,000,000 Illinois Power Special Purpose Trust Transitional Funding Trust Notes, Series 1998-1: Limitation on Intercompany Loans. The Trust may not make any loan, advance or certain other investments to or in any other person.

RESOURCES

None

3

SCHEDULE 4
SCHEDULE 4
REGULATORY AUTHORIZATIONS
(See Sections 4.2.3, 4.3.3, and 5.18)

The Federal Energy Regulatory Commission has issued the following orders under the Federal Power Act to authorize the incurrence by Central Illinois Public Service Company (“CIPS”), Central Illinois Light Company (“CILCO”), Illinois Power Company (“IP”), and AmerenEnergy Resources Generating Company (“Resources”) of the Indebtedness contemplated by this Agreement:

•
Letter order issued on October 25, 2002 (Docket Nos. ER02-1688-000, ER02-1688-001, and ER02-1688-002): grants Central Illinois Generation, Inc. (now known as Resources) blanket authorization to issue securities and assume liabilities, including borrowing under this Agreement.

•	Order issued on March 31, 2005 (Docket Nos. ER05-638-000, et al.): grants IP blanket authorization to issue securities and assume liabilities, including borrowing under this Agreement.

•
Letter order issued on March 23, 2006 (Docket No. ES06-17-000) as clarified by Order Granting Rehearing issued on May 25, 2006 (Docket No. ES06-17-001): authorizes the incurrence of short-term indebtedness by each of CIPS and CILCO in an aggregate principal amount outstanding not to exceed $250,000,000, subject to, among other things, the condition that all such indebtedness be issued on or before March 31, 2008.

The Illinois Commerce Commission has been requested to issue the following orders under the Illinois Public Utilities Act to authorize each of CIPS, CILCO, and IP to incur the long-term indebtedness and to execute and deliver the Credit Agreement Bond and related Supplemental Indenture contemplated by this Agreement:

•
Order in Docket No. 06-0331: requested to grant CIPS authorization to incur long-term indebtedness in an aggregate principal amount not to exceed $135,000,000 and to execute, enter into, and deliver the CIPS Credit Agreement Bond and the CIPS Supplemental Indenture.

•
Order in Docket No. 06-0330: requested to grant CILCO authorization to incur long-term indebtedness in an aggregate principal amount not to exceed $150,000,000 and to execute, enter into, and deliver the CILCO Credit Agreement Bond and the CILCO Supplemental Indenture.

1

•
Order in Docket No. 06-0332: requested to grant IP authorization to incur long-term indebtedness in an aggregate principal amount not to exceed $150,000,000 and to execute, enter into, and deliver the IP Credit Agreement Bond and the IP Supplemental Indenture.

2